UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust, 40
East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2009

Date of reporting period: 08/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

AUGUST 31, 2009

BlackRock Fundamental Growth Principal Protected Fund

OF BLACKROCK PRINCIPAL PROTECTED TRUST

BlackRock Global Growth Fund, Inc.

BlackRock Focus Growth Fund, Inc.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Table of Contents

Dear Shareholder	3
Annual Report:
Fund Summaries	4
About Fund Performance	10
Disclosure of Expenses	10
Derivative Financial Instruments	10
Financial Statements:
Schedules of Investments	11
Statements of Assets and Liabilities	17
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Important Tax Information (Unaudited)	39
Master LLC Portfolio Information	40
Master LLC Financial Statements:
Schedule of Investments	41
Statement of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Master LLC Financial Highlights	45
Master LLC Notes to Financial Statements	46
Master LLC Report of Independent Registered Public Accounting Firm	50
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements	51
Officers and Directors	55
Additional Information	58
Mutual Fund Family	59

2 ANNUAL REPORT AUGUST 31, 2009

Dear Shareholder

The past 12 months reveal two distinct economic and market backdrops — one of extreme investor pessimism and decided weakness, and another of increased optimism amid growing signs of recovery. The start of the period was characterized by the former. September through December 2008 saw the surge of the economic storm that sparked the worst recession in decades. The months featured, among others, the infamous collapse of Lehman Brothers,

uniformly poor economic data and plummeting investor confidence that resulted in massive government intervention (on a global scale) in the financial sys-

tem and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March before embarking on a rally that resulted in strong year-to-date returns for all major indexes. June saw a brief correction, though it appeared to be induced more by profit-taking and portfolio rebal-

ancing than by a change in the economic outlook. The experience in international markets was similar to that in the United States. Notably, emerging mar-

kets staged a strong comeback in 2009 as these areas of the globe have generally seen a stronger acceleration in economic activity.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but more recently, ongoing concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields higher. At the same time, relatively attractive yields and dis-

tressed valuations among non-Treasury assets, coupled with a more favorable macro environment, drew in sidelined investors and triggered a sharp recovery in these sectors. This was particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. The municipal bond market enjoyed strong returns in 2009 as well, buoyed by a combination of attractive valuations, robust retail investor demand and a slow-

down in forced selling. Moreover, the Build America Bond program has alleviated supply pressures, creating a more favorable technical environment. In par-

ticular, August marked the municipal market’s best monthly performance in more than 20 years, as the asset class has regained year-to-date all that was lost during 2008.

Overall, results for the major benchmark indexes were mixed. Higher-risk assets (i.e., equities and high yield bonds) and Treasuries reflected a bifurcated market, while less-risky fixed income investments posted stable, modest returns.

Total Returns as of August 31, 2009	6-month	12-month
US equities (S&P 500 Index)	40.52%	(18.25)%
Small cap US equities (Russell 2000 Index)	48.25	(21.29)
International equities (MSCI Europe, Australasia, Far East Index)	53.47	(14.95)
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(1.61)	6.77
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.95	7.94
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.61	5.67
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.31	7.00
* Formerly a Merrill Lynch Index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.
The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market tur-
bulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We invite you to visit www.blackrock.com/funds for our most current views on the economy and financial markets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of August 31, 2009 BlackRock Fundamental Growth Principal Protected Fund

Portfolio Management Commentary

On September 9, 2009, the Board of Directors approved a proposal to liquidate the Fund on or about November 13, 2009.

How did the Fund perform?

• Effective November 14, 2008, the Fund transitioned to a new portfolio management team. As part of this transition, the Fund’s benchmark was changed from the S&P 500 Citigroup Growth Index to the Russell 1000
Growth Index to more accurately reflect the universe of equity securities in which the Fund invests.

• During the 12-month period, the Fund outperformed both its current and former all-equity benchmarks, the Russell 1000 Growth Index and the S&P
500 Citigroup Growth Index, respectively, and the broad-market S&P 500
Index.

• The Fund, which was primarily invested in US Treasury obligations during the year, underperformed the Barclay’s Capital US Aggregate Bond Index.

What factors influenced performance?

• The equity market declined sharply during the reporting period. The Fund’s allocation to fixed income protected it from experiencing such a fall, accounting for the majority of its outperformance.

• Within the equity allocation, positions in materials and consumer staples added value during the period. The highly volatile metals and mining indus-
try within materials provided opportunities to generate absolute and relative outperformance. Copper producer Freeport-McMoRan Copper & Gold, Inc.
benefited from the rapid rebound in copper prices in 2009, while gold miner Agnico-Eagle Mines Ltd. showed relative strength during this period of heightened gold prices. The Fund’s position in consumer staples accounted for its outperformance relative to its benchmark, the Russell
1000 Growth Index. During the market sell-off at the beginning of the year, the Fund held an overweight in this defensive sector, but moved to an underweight in time for the extreme rally that left consumer staples behind in favor of more aggressive stocks.

• While the Fund’s overweight position in health care contributed to relative performance, stock selection within the sector was the largest detractor for the year, as it saw blockbuster acquisitions of both Genentech, Inc. and
Schering-Plough Corp., two constituents within the Russell 1000 Growth
Index that we did not hold. In addition, two stocks we did own, Covance, Inc.
and Intuitive Surgical, Inc., hindered performance.

Describe recent portfolio activity.

• The Fund’s fixed income component was invested in US Treasury zero-coupon bonds with maturities of November 2009.

• The new portfolio management team transitioned the Fund to reflect their current highest conviction positions and, in doing so, made numerous changes. Some of the most notable changes during the last 12 months included raising the weightings in information technology (“IT”) and industri-
als, and reducing consumer staples and materials.

Describe Fund positioning at period end.

• Within the equity segment, the Fund held overweights relative to the Russell
1000 Growth Index in IT, energy, health care and industrials, while it held notable underweights in consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Portfolio Composition	Investments
U.S. Treasury Obligations	91%
Common Stocks	9

Percent of
Sector Allocation	Common
(Equity Investments)	Stocks
Information Technology	33%
Health Care	18
Industrials	12
Consumer Staples	11
Consumer Discretionary	11
Energy	6
Financials	5
Materials	3
Telecommunication Services	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report which may combine sector sub-classifications for reporting ease.

4 ANNUAL REPORT AUGUST 31, 2009

BlackRock Fundamental Growth Principal Protected Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund consists primarily of common stocks and U.S. Treasury bonds, including zero coupon bonds.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-
average growth orientation. The Fund now uses this index as its benchmark rather than the S&P 500 Citigroup Growth Index because Fund management believes it better reflects the Fund’s investment strategies.
5 This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
6 This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P
500 Index that have been identified as being on the growth end of the growth-value spectrum.
7 Commencement of operations.

Performance Summary for the Period Ended August 31, 2009
				Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	1.34%	(10.94)%	N/A	0.79%	N/A	1.44%	N/A
Investor A	1.23	(11.12)	(15.78)%	0.55	(0.53)%	1.19	0.39%
Investor B	0.89	(11.76)	(15.57)	(0.21)	(0.52)	0.43	0.43
Investor C	0.88	(11.83)	(12.68)	(0.22)	(0.22)	0.42	0.42
S&P 500 Index	40.52	(18.25)	N/A	0.49	N/A	4.21	N/A
Russell 1000 Growth Index	38.51	(16.76)	N/A	1.21	N/A	3.96	N/A
Barclays Capital US Aggregate Bond Index	5.95	7.94	N/A	4.96	N/A	4.92	N/A
S&P 500 Citigroup Growth Index	34.60	(16.08)	N/A	0.32	N/A	3.25	N/A
[8] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
[9] The Fund commenced operations on 11/13/02.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Expense Example
		Actual			Hypothetical[11]
	Beginning	Ending		Beginning		Ending
	Account Value	Account Value	Expenses Paid	Account Value		Account Value	Expenses Paid
	March 1, 2009	August 31, 2009	During the Period[10]	March 1, 2009 August 31, 2009		During the Period[10]
Institutional	$1,000	$1,013.40	$10.10		$1,000	$1,015.17	$10.11
Investor A	$1,000	$1,012.30	$11.36		$1,000	$1,013.91	$11.37
Investor B	$1,000	$1,008.90	$15.14		$1,000	$1,010.13	$15.15
Investor C	$1,000	$1,008.80	$15.14		$1,000	$1,010.13	$15.15
[10] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.99% for Institutional, 2.24% for Investor A, 2.99% for Investor B, and 2.99% for
Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[11] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Fund’s Warranty Provider, or its parent corporation,
Bank of America Corporation, please contact the Fund at (800) 441-7762.
ANNUAL REPORT				AUGUST 31, 2009			5

Fund Summary as of August 31, 2009 BlackRock Global Growth Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• During the 12-month period, the Fund underperformed its current bench-
mark, the S&P Global Broad Market Index (BMI), which is a comprehensive, rules based index designed to measure global stock market performance.
The Fund now uses this index as its benchmark rather than the MSCI World
Index because Fund management believes it is a more appropriate meas-
ure of Fund management’s investment style and is better aligned with the
Fund’s investment strategies. The Fund’s Institutional, Investor A and Class R
Shares outperformed its former benchmark, the MSCI World Index, while
Investor B and Investor C Shares lagged that index.

• The current portfolio management team began managing the fund in
November 2008.

What factors influenced performance?

• Stock selection in financials hindered performance relative to the S&P
Global BMI, as returns within the sector were unable to keep pace with the market’s recent, impressive rally. Despite strong absolute returns, results within the sector hurt comparative results. Other areas of weakness for the period included stock selection within information technology (“IT”), particu-
larly semiconductors and hardware, as well as industrials, where airline and trucking positions weighed most on returns. From an allocation per-
spective, an overweight in the oil & gas exploration & production sub-
industry detracted. Geographically, underweights in Asia ex-Japan, Europe and Latin America hampered results. Finally, the Fund’s cash allocation stemmed performance as markets advanced.

• On the positive side, materials and consumer staples contributed most significantly, resulting mainly from strong stock selection. Within materials,

we experienced strong gains from several mining stocks that benefited from rising commodities prices. An overweight in gold miners for much of the period also was beneficial. We remained underweight in the generally-
defensive consumer staples sector. However, our positioning within the sector was favorable and we benefited from exposure to some more economically-sensitive areas, such as personal products and agricultural retailers. From an allocation perspective, underweights in utilities and health care were sources of relative strength, as was our financials expo-
sure. Regionally, overweights in emerging Asia and North America and an underweight in Japan contributed as well.

Describe recent portfolio activity.

• At the start of the period, we favored defensive names, only to begin cutting our exposure in the fourth quarter of 2008 as valuations for cyclical com-
panies reached levels that warranted attention. Simultaneously, we began adding back to cyclical industries and financials in an effort to cover our existing underweights. The goal was to be able to participate if markets began to normalize, knowing that defensives would lag in that environment.
After the strong gains experienced since March, we pared back exposure to areas like consumer discretionary, energy and IT, bringing those weights in line with the benchmark. Geographically, we added back to European names during the year and have recently begun taking profits in our long-held over-
weight in emerging Asia.

Describe Fund positioning at period end.

• At period end, the Fund held approximately 4% in cash, and was well-
diversified with very modest sector, style, geographic and market risk expo-
sures. We believe caution is warranted as earnings visibility remains poor and economic recoveries from financial crises have historically been weak.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
		Percent of		Percent of
		Long-Term		Long-Term
Ten Largest Holdings		Investments	Geographic Allocation	Investments
Roche Holding AG		1%	United States	43%
eBay, Inc.		1	United Kingdom	8
Pfizer, Inc.		1	Japan	7
GlaxoSmithKline Plc		1	Switzerland	6
Nestle SA Registered Shares		1	France	4
Itochu Corp.		1	Canada	3
Chevron Corp.		1	Germany	3
Novartis AG Registered Shares		1	Spain	2
Manpower, Inc.		1	Singapore	2
Tyco International Ltd.		1	Hong Kong	2
			Other[1]	20
			[1] Other includes a 1% holding in each of the following countries: Taiwan, South Korea,
			Russia, India, China, Netherlands, Luxembourg, Brazil, South Africa, Australia, Sweden,
			Italy, Cayman Islands, Bermuda, Belgium, Norway, New Zealand, Mexico, Kazakhstan
			and Finland.
6	ANNUAL REPORT			AUGUST 31, 2009

BlackRock Global Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in equity securities with a particular emphasis on companies located in various foreign countries and the U.S.
that have exhibited above-average growth rates in earnings.
3 This is a comprehensive, rules based index designed to measure global stock market performance. The Fund now uses this index as its benchmark rather than the MSCI World Index because Fund management believes it is a more appropriate measure of Fund management’s investment style and is better aligned with the Fund’s investment strategies.
4 This unmanaged market capitalization-weighted index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

Performance Summary for the Period Ended August 31, 2009
				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	51.10%	(16.45)%	N/A	9.68%	N/A	2.08%	N/A
Investor A	50.88	(16.71)	(21.08)%	9.37	8.20%	1.82	1.27%
Investor B	50.18	(17.46)	(21.18)	8.46	8.17	1.18	1.18
Investor C	50.25	(17.33)	(18.16)	8.51	8.51	1.02	1.02
Class R	50.60	(17.06)	N/A	9.00	N/A	1.63	N/A
S&P Global Broad Market Index	52.08	(15.41)	N/A	5.09	N/A	2.69	N/A
MSCI World Index	46.66	(17.21)	N/A	3.09	N/A	0.43	N/A
[5] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Expense Example
		Actual				Hypothetical[7]
	Beginning	Ending		Beginning		Ending
	Account Value	Account Value	Expenses Paid	Account Value		Account Value	Expenses Paid
	March 1, 2009	August 31, 2009	During the Period[6]	March 1, 2009 August 31, 2009		During the Period[6]
Institutional	$1,000	$1,511.00	$ 6.96		$1,000	$1,019.65	$ 5.60
Investor A	$1,000	$1,508.80	$ 8.92		$1,000	$1,018.09	$ 7.17
Investor B	$1,000	$1,501.80	$14.13		$1,000	$1,013.91	$11.37
Investor C	$1,000	$1,502.50	$14.07		$1,000	$1,013.96	$11.32
Class R	$1,000	$1,506.00	$12.00		$1,000	$1,015.62	$ 9.65
[6] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.41% for Investor A, 2.24% for Investor B, 2.23% for Investor C
and 1.90% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[7] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.
ANNUAL REPORT				AUGUST 31, 2009			7

Fund Summary as of August 31, 2009 BlackRock Focus Growth Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period, through its investment in Master Focus Growth
LLC (the “Master LLC”), the Fund’s Institutional and Investor A Shares out-
performed the current benchmark, the Russell 1000 Growth Index, while
Investor B and Investor C Shares trailed the index. All share classes under-
performed the former benchmark, the S&P 500 Citigroup Growth Index, but outperformed the broad-market S&P 500 Index.

• While stock selection had a pronounced negative effect during the period, a major cash distribution to the Master LLC generated its relative outperformance.

What factors influenced performance?

• At the end of December, the Master LLC received the settlement proceeds from a class-action suit related to fraud in one of its investments from sev-
eral years ago. This resulted in a one-time cash inflow distributed across all investors, producing a large jump in the Fund’s net asset value, and resulting in strong performance for the year as a whole.

• The Master LLC’s investments in the materials sector added value during the period. The highly volatile metals and mining industry within materials pro-
vided opportunities to generate absolute and relative outperformance.
Copper producer Freeport-McMoRan Copper & Gold, Inc. benefited from the rapid rebound in copper prices in 2009, while gold miner Agnico-Eagle Mines
Ltd. showed relative strength during this period of heightened gold prices.

• Conversely, stock selection across several sectors detracted from perform-
ance, most notably consumer discretionary and health care. In consumer discretionary, several investments in specialty retail, including GameStop
Corp. and Dick’s Sporting Goods, Inc., declined amid the challenging con-
sumer environment. An investment in apparel manufacturer Polo Ralph
Lauren Corp. also hindered sector performance. Within health care, while the Master LLC’s overweight contributed to relative performance, stock selec-
tion in the sector was a significant detractor. The Master LLC’s investment in the pharmaceutical industry accounted for the majority of the underperfor-
mance. During the period, stable growth holdings Abbott Laboratories and
Johnson & Johnson underperformed the rest of the industry, which was led by a sharp rise in Schering-Plough Corp., a Russell 1000 Growth Index con-
stituent that surged on the news of its acquisition by Merck & Co. We sold
Johnson & Johnson, but maintain a position in Abbott Laboratories, Inc.

Describe recent portfolio activity.

A new portfolio management team assumed responsibility for the Master
LLC in November 2008. At that time, the new team transitioned the Master
LLC to reflect their highest conviction positions and, in doing so, made numerous changes. Some of the most notable changes during the 12 months included raising the weightings in information technology (“IT”), consumer staples and healthcare, and significantly lowering exposure to industrials.

Describe Fund positioning at period end.

Relative to the Russell 1000 Growth Index, the Master LLC held overweight positions in health care, IT and energy, while it held notable underweights in consumer staples and utilities. The Master LLC also held approximately 2%
in cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8 ANNUAL REPORT AUGUST 31, 2009

BlackRock Focus Growth Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory and administration fees, if any.
Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in Master Focus Growth LLC (the “Master LLC”). The Master LLC invests primarily in common stocks of approxi-
mately 25 to 35 companies that Fund management believes have strong earnings and revenue growth and capital appreciation potential.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-
average growth orientation. The Fund now uses this index as its benchmark rather than the S&P 500 Citigroup Growth Index because Fund management believes the Russell 1000 Growth Index is a more appropriate measure of Fund management’s investment style and is better aligned with the Fund’s investment strategy.
5 This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the
S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
6 Commencement of operations.

Performance Summary for the Period Ended August 31, 2009
				Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	32.43%	(16.24)%	N/A	5.92%	N/A	(15.77)%	N/A
Investor A	31.94	(16.67)	(21.04)%	5.55	4.42%	(16.05)	(16.52)%
Investor B	32.33	(16.98)	(20.72)	4.68	4.35	(16.65)	(16.65)
Investor C	31.58	(17.45)	(18.28)	4.56	4.56	(16.77)	(16.77)
S&P 500 Index	40.52	(18.25)	N/A	0.49	N/A	(1.58)	N/A
Russell 1000 Growth Index	38.51	(16.76)	N/A	1.21	N/A	(5.71)	N/A
S&P 500 Citigroup Growth Index	34.60	(16.08)	N/A	0.32	N/A	(4.78)	N/A
[7] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
[8] The Fund commenced operations on 3/03/00.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Expense Example
		Actual			Hypothetical[10]
	Beginning	Ending		Beginning		Ending
	Account Value	Account Value	Expenses Paid	Account Value		Account Value	Expenses Paid
	March 1, 2009	August 31, 2009	During the Period[9]	March 1, 2009 August 31, 2009		During the Period[9]
Institutional	$1,000	$1,324.30	$10.37		$1,000	$1,016.28	$ 9.00
Investor A	$1,000	$1,319.40	$12.98		$1,000	$1,014.01	$11.27
Investor B	$1,000	$1,323.30	$14.64		$1,000	$1,012.60	$12.68
Investor C	$1,000	$1,315.80	$17.34		$1,000	$1,010.23	$15.05
[9] For each class of the Fund, expenses are equal to the expense ratio for the class (1.77% for Institutional, 2.22% for Investor A, 2.50% for Investor B, and 2.97% for Investor C),
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[10] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.
ANNUAL REPORT				AUGUST 31, 2009			9

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%.

• Class R Shares (available only to BlackRock Global Growth Fund, Inc.) do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income avail-
able to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a)
expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on March 1, 2009 and held through August 31, 2009) is intended to assist shareholders both in cal-
culating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their Fund and share class under the headings “Expenses Paid
During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the
5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning differ-
ent funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts, options and written option contracts, as specified in Note 2 of the Notes to Financial State-
ments, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument.

The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a
Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock Fundamental Growth Principal Protected Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.1%
Honeywell International, Inc.	670	$ 24,629
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	680	38,257
United Parcel Service, Inc., Class B	1,310	70,033
		108,290
Airlines — 0.1%
Delta Air Lines, Inc. (a)	6,150	44,403
Beverages — 0.3%
The Coca-Cola Co.	1,750	85,348
PepsiCo, Inc.	630	35,702
		121,050
Biotechnology — 0.4%
Amgen, Inc. (a)	1,230	73,480
Celgene Corp. (a)	960	50,083
Genzyme Corp. (a)	500	27,855
		151,418
Capital Markets — 0.1%
The Goldman Sachs Group, Inc.	300	49,638
Chemicals — 0.1%
Ecolab, Inc.	710	30,026
Communications Equipment — 0.6%
Cisco Systems, Inc. (a)	5,000	108,000
QUALCOMM, Inc.	2,740	127,191
		235,191
Computers & Peripherals — 0.8%
Apple, Inc. (a)	1,110	186,713
Hewlett-Packard Co.	1,200	53,868
International Business Machines Corp.	420	49,581
Seagate Technology	2,100	29,085
		319,247
Diversified Financial Services — 0.2%
CME Group, Inc.	150	43,656
JPMorgan Chase & Co.	940	40,852
		84,508
Energy Equipment & Services — 0.1%
Schlumberger Ltd.	390	21,918
Transocean Ltd. (a)	426	32,308
		54,226
Food & Staples Retailing — 0.2%
Wal-Mart Stores, Inc.	1,540	78,340
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. (a)	6,620	77,785
Zimmer Holdings, Inc. (a)	920	43,562
		121,347
Health Care Providers & Services — 0.4%
Medco Health Solutions, Inc. (a)	1,010	55,772
UnitedHealth Group, Inc.	2,240	62,720
WellPoint, Inc. (a)	920	48,622
		167,114
Health Care Technology — 0.1%
Cerner Corp. (a)	380	23,450

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.2%
Las Vegas Sands Corp. (a)	620	$ 8,841
McDonald’s Corp.	510	28,682
Starbucks Corp. (a)	940	17,851
Starwood Hotels & Resorts Worldwide, Inc.	380	11,316
		66,690
Household Products — 0.2%
Clorox Co.	580	34,272
The Procter & Gamble Co.	1,230	66,555
		100,827
Industrial Conglomerates — 0.2%
3M Co.	1,090	78,589
Insurance — 0.1%
MetLife, Inc.	1,030	38,893
Internet & Catalog Retail — 0.1%
Amazon.com, Inc. (a)	710	57,645
Internet Software & Services — 0.4%
Baidu.com, Inc. — ADR (a)	70	23,104
Google, Inc., Class A (a)	280	129,268
		152,372
Life Sciences Tools & Services — 0.0%
Covance, Inc. (a)	290	15,399
Machinery — 0.3%
Cummins, Inc.	1,110	50,305
Danaher Corp.	1,450	88,030
		138,335
Media — 0.1%
CBS Corp., Class B	3,370	34,879
Metals & Mining — 0.2%
Agnico-Eagle Mines Ltd.	520	29,848
Freeport-McMoRan Copper & Gold, Inc., Class B	450	28,341
United States Steel Corp.	560	24,517
		82,706
Multiline Retail — 0.3%
JCPenney Co., Inc.	890	26,736
Kohl’s Corp. (a)	1,540	79,449
		106,185
Oil, Gas & Consumable Fuels — 0.3%
Exxon Mobil Corp.	560	38,724
PetroHawk Energy Corp. (a)	2,130	45,859
Petroleo Brasileiro SA — ADR	780	30,919
Range Resources Corp.	520	25,152
		140,654
Personal Products — 0.1%
Avon Products, Inc.	1,300	41,431
Pharmaceuticals — 0.4%
Abbott Laboratories	1,450	65,583
Pfizer, Inc.	2,610	43,587
Teva Pharmaceutical Industries Ltd. — ADR	940	48,410
		157,580
Professional Services — 0.0%
Manpower, Inc.	320	16,544

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 11

Schedule of Investments (concluded)

BlackRock Fundamental Growth Principal Protected Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor
Equipment — 0.5%
Broadcom Corp., Class A (a)	1,820 $	51,779
Lam Research Corp. (a)	1,390	42,673
Micron Technology, Inc. (a)	3,420	25,205
Nvidia Corp. (a)	2,210	32,089
PMC-Sierra, Inc. (a)	4,170	37,864
		189,610
Software — 0.7%
Activision Blizzard, Inc. (a)	2,780	32,276
Check Point Software Technologies Ltd. (a)	1,740	48,494
Microsoft Corp.	5,060	124,729
Oracle Corp.	1,300	28,431
Salesforce.com, Inc. (a)	800	41,496
		275,426
Specialty Retail — 0.3%
CarMax, Inc. (a)	1,620	28,042
Home Depot, Inc.	1,340	36,569
Ross Stores, Inc.	780	36,379
		100,990
Tobacco — 0.1%
Philip Morris International, Inc.	1,160	53,024
Wireless Telecommunication Services — 0.1%
American Tower Corp., Class A (a)	1,070	33,865
Total Long-Term Investments
(Cost — $2,738,303) — 8.7%		3,494,521
	Par
Short-Term Securities	(000)
U.S. Treasury STRIPS (b):
0.43%, 11/15/09	$ 1,003	1,002,754
1.04%, 11/15/09	2,571	2,569,347
3.34%, 11/15/09	33,480	33,476,418
Total Short-Term Securities
(Cost — $36,818,543) — 92.0%		37,048,519
Total Investments (Cost — $39,556,846*) — 100.7%		40,543,040
Liabilities in Excess of Other Assets — (0.7)%		(286,648)
Net Assets — 100.0%	$ 40,256,392
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 40,069,925
Gross unrealized appreciation	$ 490,661
Gross unrealized depreciation		(17,546)
Net unrealized appreciation	$ 473,115
(a) Non-income producing security.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
• Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund	—	$ 10
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$641

•Portfolio Abbreviations:
	ADR	American Depositary Receipt
	STRIPS	Separately Traded Registered Interest and Principal of Securities
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.
•	Effective September 1, 2008, the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities
(such as interest rates, yield curves, volatilities, prepayment speeds, loss severi-
ties, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Fund’s investments:
Investments in
	Valuation Inputs		Securities
Assets
	Level 1 — Long-Term Investments[1]		$ 3,494,521
	Level 2 — Short-Term Securities		37,048,519
	Level 3		—
	Total		$ 40,543,040
[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

12 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments August 31, 2009

BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.7%
Woodside Petroleum Ltd.	62,400	$ 2,589,189
Belgium — 0.6%
Anheuser-Busch InBev NV	52,800	2,282,907
Bermuda — 0.6%
Invesco Ltd. — ADR	120,200	2,494,150
Brazil — 0.8%
BM&F Bovespa SA	120,700	745,449
Banco Bradesco SA — ADR	71,600	1,160,636
Itau Unibanco Holdings SA — ADR	70,566	1,181,982
		3,088,067
Canada — 3.4%
Canadian Natural Resources Ltd.	25,100	1,437,790
EnCana Corp.	44,000	2,293,346
Kinross Gold Corp.	159,200	3,021,855
Research In Motion Ltd. (a)	18,400	1,344,304
Royal Bank of Canada	26,800	1,381,923
Suncor Energy, Inc.	72,300	2,211,763
The Toronto-Dominion Bank	25,800	1,595,016
		13,285,997
Cayman Islands — 0.6%
AirMedia Group, Inc. — ADR (a)	76,000	557,080
Herbalife Ltd.	49,800	1,507,944
Noah Education Holdings Ltd. — ADR	52,800	234,432
		2,299,456
China — 1.0%
China Unicom Ltd.	882,200	1,233,512
Focus Media Holding Ltd. — ADR (a)(b)	100,200	897,792
Sina Corp. — ADR (a)	56,900	1,707,000
		3,838,304
Denmark — 0.3%
Novo-Nordisk A/S, Class B	17,200	1,049,357
Finland — 0.5%
Fortum Oyj	75,800	1,984,641
France — 4.1%
AXA SA	86,100	1,966,582
BNP Paribas SA	25,000	2,015,809
Cie de Saint-Gobain SA	58,000	2,620,424
France Telecom SA	53,500	1,360,625
Pinault-Printemps-Redoute	18,600	2,165,312
Societe Generale SA	18,300	1,479,192
Total SA	31,800	1,824,687
Unibail — Rodamco	5,800	1,149,706
Vivendi SA	62,700	1,789,813
		16,372,150
Germany — 2.9%
Allianz AG Registered Shares	7,300	845,817
Bayerische Motoren Werke AG	43,900	2,003,692
Deutsche Boerse AG	17,900	1,369,088
MAN SE	35,300	2,706,186
RWE AG	29,500	2,735,449
Salzgitter AG	18,800	1,794,360
		11,454,592
Hong Kong — 1.8%
China Construction Bank, Class H	1,418,500	1,070,848
China Mobile Ltd.	118,500	1,163,549
China Railway Construction Corp.	1,021,800	1,509,983
Industrial and Commercial Bank of China Ltd.	1,583,600	1,081,104
New World Development Ltd.	580,500	1,171,289
Wing Hang Bank Ltd.	116,600	1,053,503
		7,050,276

Common Stocks	Shares	Value
India — 1.0%
Bharti Tele-Ventures Ltd.	311,100	$ 2,703,509
Punjab National Bank Ltd.	83,300	1,165,300
		3,868,809
Indonesia — 0.3%
Bank Negara Indonesia Persero Tbk PT	6,618,000	1,273,101
Ireland — 0.2%
Covidien Plc	24,200	957,594
Israel — 0.4%
Teva Pharmaceutical Industries Ltd. — ADR	32,300	1,663,450
Italy — 0.6%
A2A SpA	701,700	1,361,166
Intesa Sanpaolo SpA	278,600	1,210,601
		2,571,767
Japan — 6.7%
Amada Co., Ltd.	385,500	2,702,300
Fujitsu Ltd.	151,000	1,013,893
Honda Motor Co., Ltd.	52,000	1,630,489
Itochu Corp.	502,300	3,555,305
JFE Holdings, Inc.	45,400	1,584,430
Kenedix Realty Investment Corp.	150	561,333
Mitsubishi Estate Co., Ltd.	32,700	540,825
Mitsubishi UFJ Financial Group, Inc.	153,700	977,112
Mitsui & Co., Ltd.	210,900	2,742,545
Mitsui Fudosan Co., Ltd.	32,800	618,057
Mizuho Financial Group, Inc.	193,485	470,731
Nippon Residential Investment Corp.	200	497,612
Nippon Steel Corp.	394,200	1,545,483
Sumitomo Mitsui Financial Group, Inc.	26,000	1,117,118
Toyo Suisan Kaisha, Ltd.	75,400	1,918,928
Toyota Motor Corp.	52,300	2,229,771
Yamato Transport Co., Ltd.	165,300	2,730,336
		26,436,268
Kazakhstan — 0.5%
Eurasian Natural Resources Corp.	143,000	1,993,889
Luxembourg — 0.8%
ArcelorMittal	55,300	1,977,774
Millicom International Cellular SA (a)	18,900	1,333,584
		3,311,358
Malaysia — 0.3%
Bumiputra-Commerce Holdings Bhd	379,200	1,066,341
Mexico — 0.5%
Fomento Economico Mexicano, SA de CV — ADR	55,600	2,022,728
Netherlands — 0.9%
Corio NV	19,000	1,163,693
Randstad Holdings NV	54,800	2,270,564
		3,434,257
New Zealand — 0.5%
Telecom Corp. of New Zealand Ltd.	1,063,800	1,997,801
Norway — 0.5%
Yara International ASA	74,800	2,041,359
Russia — 1.0%
AO VimpelCom — ADR	92,400	1,426,656
LUKOIL — ADR	50,900	2,575,540
		4,002,196
Singapore — 1.9%
CapitaLand Ltd.	410,900	1,057,230
DBS Group Holdings Ltd.	124,000	1,088,926
Singapore Telecommunications Ltd.	827,900	1,804,611
United Overseas Bank Ltd.	130,400	1,512,480
Wilmar International Ltd.	480,100	2,180,592
		7,643,839

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 13

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Africa — 0.7%
Naspers Ltd.	87,600	$ 2,866,375
South Korea — 1.3%
GS Engineering & Construction Corp.	31,200	2,386,695
Samsung Electronics Co., Ltd.	4,509	2,780,360
		5,167,055
Spain — 2.0%
Banco Bilbao Vizcaya Argentaria SA	102,900	1,829,503
Banco Santander SA	89,400	1,376,335
Inditex SA	45,500	2,481,436
Telefonica SA	80,400	2,032,927
		7,720,201
Sweden — 0.6%
Nordea Bank AB	213,700	2,241,476
Switzerland — 5.7%
Alcon, Inc.	17,000	2,200,990
Nestle SA Registered Shares	91,300	3,801,100
Novartis AG Registered Shares	74,400	3,456,112
Roche Holding AG	26,000	4,141,169
Swiss Reinsurance Co. Registered Shares	34,900	1,613,072
Transocean Ltd. (a)	24,200	1,835,328
Tyco International Ltd.	108,700	3,444,703
UBS AG	37,900	697,717
Zurich Financial Services AG	5,700	1,256,180
		22,446,371
Taiwan — 1.4%
ASUSTEK Computer, Inc.	1,475,988	2,344,633
Chang Hwa Commercial Bank	1,611,900	672,322
HTC Corp.	6,410	64,339
Mega Financial Holding Co. Ltd.	2,297,700	1,142,383
Siliconware Precision Industries Co., Ltd. — ADR	192,300	1,211,490
		5,435,167
Thailand — 0.2%
Bangkok Bank Pcl Foreign Shares	252,700	821,103
United Kingdom — 8.2%
Aviva Plc	250,300	1,639,125
BG Group Plc	135,400	2,221,524
Barclays Plc	257,900	1,578,665
GlaxoSmithKline Plc	196,500	3,837,208
HSBC Holdings Plc	227,683	2,460,914
Imperial Tobacco Group Plc	97,400	2,731,902
Kazakhmys Plc	149,900	2,378,931
Legal & General Group Plc	1,028,500	1,279,136
Persimmon Plc	133,000	1,057,595
Prudential Plc	199,700	1,727,448
Standard Chartered Plc	53,700	1,212,090
Tesco Plc	451,300	2,747,167
Unilever Plc	78,400	2,142,352
Vodafone Group Plc — ADR	81,400	1,768,008
WPP Plc	209,600	1,751,793
Xstrata Plc	149,100	1,978,162
		32,512,020
United States — 43.9%
AGCO Corp. (a)	93,500	2,920,940
AK Steel Holding Corp.	96,200	1,954,784
Abbott Laboratories	19,700	891,031
Alcoa, Inc.	171,100	2,061,755
Alpha Natural Resources, Inc. (a)	66,200	2,138,922
American Electric Power Co., Inc.	62,600	1,967,518
Ameriprise Financial, Inc.	66,500	1,996,995
Amgen, Inc. (a)	16,200	967,788
Anadarko Petroleum Corp.	35,800	1,892,746
Analog Devices, Inc.	71,300	2,014,225

Common Stocks	Shares	Value
United States (continued)
Apache Corp.	23,400	$ 1,987,830
Apple, Inc. (a)	14,300	2,405,403
Applied Materials, Inc.	149,300	1,967,774
AvalonBay Communities, Inc.	17,731	1,142,408
Boston Properties, Inc.	13,500	817,830
Bristol-Myers Squibb Co. (b)	110,300	2,440,939
Bunge Ltd.	29,800	1,996,898
CBS Corp., Class B	185,200	1,916,820
CSX Corp.	60,600	2,575,500
Celanese Corp., Series A	72,900	1,856,763
The Charles Schwab Corp.	88,300	1,594,698
Chevron Corp.	49,800	3,483,012
Cisco Systems, Inc. (a)	122,900	2,654,640
Citigroup, Inc.	368,700	1,843,500
Dominion Resources, Inc.	51,800	1,713,544
The Dow Chemical Co.	88,900	1,892,681
eBay, Inc. (a)	176,800	3,914,352
EOG Resources, Inc.	19,000	1,368,000
Energizer Holdings, Inc. (a)	28,400	1,858,212
Federal Realty Investment Trust	19,200	1,197,504
The Goldman Sachs Group, Inc.	6,900	1,141,674
Google, Inc., Class A (a)	5,200	2,400,684
Halliburton Co.	83,100	1,970,301
Hartford Financial Services Group, Inc.	107,200	2,542,784
Helmerich & Payne, Inc.	47,300	1,582,658
Henry Schein, Inc. (a)	12,100	641,058
Hewlett-Packard Co.	73,400	3,294,926
Hudson City Bancorp, Inc.	84,300	1,106,016
Intel Corp.	120,400	2,446,528
International Business Machines Corp.	24,000	2,833,200
The J.M. Smucker Co.	29,800	1,557,646
JPMorgan Chase & Co.	30,300	1,316,838
Johnson & Johnson	29,400	1,776,936
KLA-Tencor Corp.	77,200	2,408,640
Kohl’s Corp. (a)	56,700	2,925,153
LaSalle Hotel Properties	75,200	1,244,560
Las Vegas Sands Corp. (a)(b)	71,800	1,023,868
Lincoln National Corp.	98,400	2,483,616
Mack-Cali Realty Corp.	36,000	1,153,080
Macy’s, Inc.	95,700	1,485,264
Manpower, Inc.	66,800	3,453,560
Marathon Oil Corp.	75,900	2,343,033
Medco Health Solutions, Inc. (a)	29,900	1,651,078
Medtronic, Inc.	39,300	1,505,190
MetLife, Inc.	32,700	1,234,752
Microsoft Corp.	115,000	2,834,750
Morgan Stanley (b)	33,700	975,952
Newfield Exploration Co. (a)	60,100	2,325,269
Nike, Inc., Class B	20,200	1,118,878
Oracle Corp.	85,700	1,874,259
PPG Industries, Inc.	52,200	2,891,880
People’s United Financial, Inc.	64,200	1,031,052
PepsiCo, Inc.	47,500	2,691,825
Pfizer, Inc.	232,300	3,879,410
Piper Jaffray Cos. (a)	21,800	1,104,824
Prudential Financial, Inc.	31,300	1,583,154
Public Service Enterprise Group, Inc.	54,800	1,735,516
QUALCOMM, Inc.	40,000	1,856,800
Ralcorp Holdings, Inc. (a)	31,300	1,963,449
Robert Half International, Inc.	58,300	1,532,707
SPX Corp.	43,500	2,422,080
State Street Corp.	25,000	1,312,000
Steel Dynamics, Inc.	160,500	2,656,275
SunTrust Banks, Inc.	70,200	1,640,574
T. Rowe Price Group, Inc.	32,000	1,450,240
Texas Instruments, Inc.	103,400	2,542,606
The Travelers Cos., Inc.	45,600	2,299,152
TreeHouse Foods, Inc. (a)	23,400	866,970

See Notes to Financial Statements.

14 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments (continued)

BlackRock Global Growth Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
U.S. Bancorp	38,400	$ 868,608
Union Pacific Corp.	38,600	2,308,666
Urban Outfitters, Inc. (b)	74,400	2,115,192
Valero Energy Corp.	85,100	1,594,774
Virgin Media, Inc.	130,800	1,495,044
Walt Disney Co.	88,900	2,314,956
WellPoint, Inc. (b)	18,800	993,580
Wells Fargo & Co.	69,000	1,898,880
Westinghouse Air Brake Technologies Corp.	54,100	2,026,045
Wyeth	39,100	1,870,935
XTO Energy, Inc.	55,500	2,142,300
Yum! Brands, Inc.	67,600	2,315,300
		173,491,957
Total Long-Term Investments
(Cost — $330,488,757) — 97.4%		384,775,568
Short-Term Securities
Money Market Funds — 4.3%
BlackRock Liquidity Funds, TempFund,
0.22% (c)(d)	12,373,186	12,373,186
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.37% (c)(d)(e)	$ 4,620	4,619,600
Total Short-Term Securities
(Cost — $16,992,786) — 4.3%		16,992,786
Total Investments (Cost — $347,481,543*) — 101.7%		401,768,354
Liabilities in Excess of Other Assets — (1.7)%		(6,815,234)
Net Assets — 100.0%		$ 394,953,120
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 348,508,712
Gross unrealized appreciation		$ 61,772,283
Gross unrealized depreciation		(8,512,641)
Net unrealized appreciation		$ 53,259,642
(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund	12,373,186	$ 6,573
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(17,662,404)	$142,439
BlackRock Liquidity Series, LLC
Money Market Series	$(24,132,950)	$ 38,308
(d) Represents the current yield as of report date.
(e) Security was purchased with the cash proceeds from securities loaned.

•	Foreign currency exchange contracts as of August 31, 2009 were as follows:
						Unrealized
	Currency		Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date (Depreciation)
	CHF	1,463,000	USD	1,370,887	Citibank, NA	9/01/09 $	10,744
	EUR	603,000	USD	860,301	Citibank, NA	9/01/09	4,168
	GBP	64,500	USD	104,542	Citibank, NA	9/01/09	461
	USD	15,730	MYR	55,622	State Street Bank	9/01/09	(64)
	EUR	754,000	USD	1,080,934	Citibank, NA	9/02/09	12
	GBP	778,000	USD	1,266,584	Citibank, NA	9/02/09	(52)
	EUR	342,000	USD	490,430	Citibank, NA	9/03/09	(132)
	GBP	391,000	USD	636,702	UBS AG	9/03/09	(183)
	JPY 171,575,000		USD	1,815,889	Citibank, NA	9/16/09	28,214
	USD	7,003,453	EUR	4,894,000	Citibank, NA	9/16/09	(12,773)
	AUD	11,094,000	USD	9,135,021	Citibank, NA	10/28/09	197,799
	CAD	647,000	USD	602,215	Citibank, NA	10/28/09	(11,158)
	CAD	3,135,000	USD	2,873,106	Deutsche Bank AG	10/28/09	(9,179)
	EUR	12,810,000	USD 18,203,138		Barclays Bank Plc	10/28/09	161,681
	GBP	1,838,000	USD	3,030,379	Deutsche Bank AG	10/28/09	(38,449)
	HKD 41,806,000		USD	5,396,481	Barclays Bank Plc	10/28/09	49
	JPY 844,726,000		USD	8,967,367	Citibank, NA	10/28/09	114,540
	NOK 14,441,000		USD	2,393,758	Citibank, NA	10/28/09	1,922
	SEK	20,807,000	USD	2,910,009	Deutsche Bank AG	10/28/09	13,690
	USD	842,471	CAD	917,000	Deutsche Bank AG	10/28/09	4,761
	USD	1,701,311	CHF	1,811,000	Citibank, NA	10/28/09	(9,871)
	USD	1,371,569	CHF	1,463,000	Citibank, NA	10/28/09	(10,795)
	USD	246,555	DKK	1,293,000	Citibank, NA	10/28/09	(2,182)
	USD	1,524,716	EUR	1,067,000	Deutsche Bank AG	10/28/09	(4,969)
	USD	860,281	EUR	603,000	Citibank, NA	10/28/09	(4,199)
	USD	1,266,481	GBP	778,000	Citibank, NA	10/28/09	39
	USD	2,693,634	SGD	3,896,000	Citibank, NA	10/28/09	(8,634)
	Total					$ 425,440
•	Portfolio and Currency Abbreviations:
	ADR	American Depositary		DKK Danish Krone	MYR Malaysian Ringgit
		Receipt		EUR Euro	NOK Norwegian Krone
	AUD Australian Dollar			GBP British Pound	SEK Swedish Krona
	CAD Canadian DollarD			HKD Hong Kong Dollar	SGD Singapore Dollar
	CHF Swiss Franc			JPY Japanese Yen	USD US Dollar
•	Effective September 1, 2008, the Fund adopted Financial Accounting Standards
	Board Statement of Financial Accounting Standards No. 157, “Fair Value
	Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
	lishes a framework for measuring fair values and requires additional disclosures
	about the use of fair value measurements. Various inputs are used in determining
	the fair value of investments, which are as follows:
	• Level 1 — price quotations in active markets/exchanges for identical securities
	• Level 2 — other observable inputs (including, but not limited to: quoted prices
	for similar assets or liabilities in markets that are active, quoted prices for identi-
	cal or similar assets or liabilities in markets that are not active, inputs other than
	quoted prices that are observable for the assets or liabilities (such as interest
	rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and
	default rates) or other market-corroborated inputs)
	• Level 3 — unobservable inputs based on the best information available in the
	circumstances, to the extent observable inputs are not available (including the
	Fund’s own assumptions used in determining the fair value of investments)
	The inputs or methodology used for valuing securities are not necessarily an indica-
	tion of the risk associated with investing in those securities. For information about
	the Fund’s policy regarding valuation of investments and other significant accounting
	policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 15

Schedule of Investments (concluded) BlackRock Global Growth Fund, Inc.

The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Fund’s investments:
Investments in
Valuation Inputs	Securities
Assets
Level 1
Long-Term Investments:
Common Stocks
Bermuda	$ 2,494,150
Brazil	3,088,067
Canada	13,285,997
Cayman Islands	2,299,456
China	2,604,792
France	1,360,625
Ireland	957,594
Israel	1,663,450
Luxembourg	1,333,584
Mexico	2,022,728
Russia	4,002,196
Switzerland	7,481,021
Taiwan	1,211,490
United Kingdom	1,768,008
United States	173,491,957
Short-Term Securities	12,373,186
Total Level 1	231,438,301
Level 2
Long-Term Investments:
Common Stocks
Australia	2,589,189
Belgium	2,282,907
China	1,233,512
Denmark	1,049,357
Finland	1,984,641
France	15,011,525
Germany	11,454,592
Hong Kong	7,050,276
India	3,868,809
Indonesia	1,273,101
Italy	2,571,767
Japan	26,436,268
Kazakhstan	1,993,889
Luxembourg	1,977,774
Malaysia	1,066,341
Netherlands	3,434,257
New Zealand	1,997,801
Norway	2,041,359
Singapore	7,643,839
South Africa	2,866,375
South Korea	5,167,055
Spain	7,720,201
Sweden	2,241,476
Switzerland	14,965,350
Taiwan	4,223,677
Thailand	821,103
United Kingdom	30,744,012
Short-Term Securities	4,619,600
Total Level 2	170,330,053
Total	$401,768,354

Other Financial
Valuation Inputs	Instruments*
	Assets	Liabilities
Level 1	—	—
Level 2	$ 538,080	$ (112,640)
Level 3	—	—
Total	$ 538,080	$ (112,640)
* Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16 ANNUAL REPORT AUGUST 31, 2009

Statements of Assets and Liabilities
	BlackRock
	Fundamental	BlackRock
	Growth	Global	BlackRock
	Principal	Growth	Focus Growth
August 31, 2009	Protected Fund	Fund, Inc.	Fund, Inc.
Assets
Investments at value — unaffiliated[1,2]	$ 40,543,040	$ 384,775,568	—
Investment at value — Master Focus Growth LLC, (the “Master LLC”) (cost — $44,954,990)	—	—	$ 49,782,469
Investments at value — affiliated[3]	—	16,992,786	—
Unrealized appreciation on foreign currency exchange contracts	—	538,080	—
Foreign currency at value[4]	—	2,453,477	—
Cash	—	546	—
Capital shares sold receivable	—	250,175	54,018
Withdrawals receivable from the Master LLC	—	—	78,376
Investments sold receivable	28,226	4,359,436	—
Dividends receivable	9,553	969,065	—
Securities lending receivable — affiliated	—	4,858	—
Prepaid expenses	1,495	119,587	21,194
Other assets	—	186,061	—
Total assets	40,582,314	410,649,639	49,936,057
Liabilities
Bank overdraft	21,246	—	—
Collateral on securities loaned, at value	—	4,619,600	—
Unrealized depreciation on foreign currency exchange contracts	—	112,640	—
Investments purchased payable	24,292	9,740,141	—
Capital shares redeemed payable	144,669	600,895	132,394
Distribution fees payable	30,529	117,906	19,444
Financial warranty fee payable	28,218	—	—
Investment advisory fees payable	10,865	249,657	—
Administration fees payable	—	—	8,115
Officer’s and Directors’ fees payable	3,383	3,476	12
Other liabilities	2,640	1,471	—
Other affiliates payable	1,449	23,170	8,188
Other accrued expenses payable	58,631	227,563	65,730
Total liabilities	325,922	15,696,519	233,883
Net Assets	$ 40,256,392	$ 394,953,120	$ 49,702,174
Net Assets Consist of
Paid-in capital	$ 42,143,387	$ 819,597,985	$ 324,898,550
Undistributed (accumulated) net investment income (loss)	—	6,161,860	—
Accumulated net realized loss	(2,873,821)	(485,549,295)	—
Net unrealized appreciation/depreciation	986,826	54,742,570	—
Accumulated net realized loss allocated from the Master LLC	—	—	(280,023,855)
Net unrealized appreciation/depreciation allocated from the Master LLC	—	—	4,827,479
Net Assets	$ 40,256,392	$ 394,953,120	$ 49,702,174
[1] Investments at cost — unaffiliated	$ 39,556,846	$ 330,488,757	—
[2] Securities loaned — at value	—	$ 4,369,336	—
[3] Investments at cost — affiliated	—	$ 16,992,786	—
[4] Foreign currency at cost	—	$ 2,421,727	—

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 17

Statements of Assets and Liabilities (concluded)
BlackRock
	Fundamental	BlackRock
	Growth	Global	BlackRock
	Principal	Growth	Focus Growth
August 31, 2009	Protected Fund	Fund, Inc.	Fund, Inc.
Net Asset Value
Institutional
Net Assets	$ 1,977,958	$ 76,120,791	$ 9,672,584
Shares outstanding[5]	237,749	5,810,650	4,938,786
Par value per share	—	$ 0.10	$ 0.10
Net asset value	$ 8.32	$ 13.10	$ 1.96
Investor A
Net Assets	$ 3,978,915	$ 229,381,687	$ 23,041,779
Shares outstanding[6]	482,302	17,737,049	12,114,247
Par value per share	—	$ 0.10	$ 0.10
Net asset value	$ 8.25	$ 12.93	$ 1.90
Investor B
Net Assets	$ 18,284,741	$ 10,946,251	$ 3,306,884
Shares outstanding[7]	2,298,002	893,985	1,880,360
Par value per share	—	$ 0.10	$ 0.10
Net asset value	$ 7.96	$ 12.24	$ 1.76
Investor C
Net Assets	$ 16,014,778	$ 63,637,011	$ 13,680,927
Shares outstanding[8]	2,007,056	5,192,345	7,806,492
Par value per share	—	$ 0.10	$ 0.10
Net asset value	$ 7.98	$ 12.26	$ 1.75
Class R
Net Assets	—	$ 14,867,380	—
Shares outstanding[9]	—	1,186,631	—
Par value per share	—	$ 0.10	—
Net asset value	—	$ 12.53	—
[5] Authorized shares	unlimited	100 million	100 million
[6] Authorized shares	unlimited	100 million	100 million
[7] Authorized shares	unlimited	300 million	300 million
[8] Authorized shares	unlimited	100 million	300 million
[9] Authorized shares	—	300 million	—

See Notes to Financial Statements.

18 ANNUAL REPORT AUGUST 31, 2009

Statements of Operations
	BlackRock
	Fundamental	BlackRock
	Growth	Global	BlackRock
	Principal	Growth	Focus Growth
Year Ended August 31, 2009	Protected Fund	Fund, Inc.	Fund, Inc.
Investment Income
Dividends	$ 71,851	$ 8,715,437	—
Foreign taxes withheld	—	(529,718)	—
Interest	1,206,069	—	—
Income — affiliated	666	149,209	—
Securities lending — affiliated	—	38,308	—
Net investment income allocated from the Master LLC:
Dividends	—	—	$ 423,262
Income — affiliated	—	—	10,410
Foreign taxes withheld	—	—	(3,402)
Expenses	—	—	(363,815)
Total income	1,278,586	8,373,236	66,455
Expenses
Financial warranty	391,691	—	—
Investment advisory	313,889	3,012,837	—
Service — Investor A	9,042	515,800	47,225
Service and distribution — Investor B	237,755	137,880	47,665
Service and distribution — Investor C	187,028	584,935	125,698
Service and distribution — Class R	—	59,310	—
Professional	91,372	108,242	48,060
Accounting services	61,708	178,016	—
Transfer agent — Institutional	3,064	171,768	30,870
Transfer agent — Investor A	4,325	430,163	153,320
Transfer agent — Investor B	32,659	53,947	30,442
Transfer agent — Investor C	26,981	164,339	105,501
Transfer agent — Class R	—	50,044	—
Printing	25,077	118,625	52,105
Custodian	23,644	119,166	—
Officer and Directors	17,965	30,009	75
Miscellaneous	20,125	66,171	15,079
Administration	—	—	112,557
Registration	—	80,693	53,235
Total expenses	1,446,325	5,881,945	821,832
Less fees waived by advisor — class specific	(53,120)	—	(102,204)
Less fees waived by advisor	(2)	(1,404)	—
Less fees paid indirectly	—	(223)	—
Total expenses after fees waived and paid indirectly	1,393,203	5,880,318	719,628
Net investment income (loss)	(114,617)	2,492,918	(653,173)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,180,296)	(188,546,214)[1]	—
Financial futures contracts	—	(1,758,625)	—
Foreign currency	857	2,742,690	—
Options written	—	175,072	—
Allocated from the Master LLC	—	—	(13,326,054)
	(2,179,439)	(187,387,077)	(13,326,054)
Net change in unrealized appreciation/depreciation on:
Investments	(4,899,173)	41,229,507	—
Foreign currency	36	373,914	—
Allocated from the Master LLC	—	—	2,301,685
	(4,899,137)	41,603,421	2,301,685
Total realized and unrealized loss	(7,078,576)	(145,783,656)	(11,024,369)
Net Decrease in Net Assets Resulting from Operations	$ (7,193,193)	$ (143,290,738)	$ (11,677,542)
[1] Net of $40,846 foreign capital gain tax.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 19

Statements of Changes in Net Assets
		BlackRock
		Fundamental Growth		BlackRock
		Principal Protected Fund		Global Growth Fund, Inc.
		Year Ended		Year Ended
		August 31,		August 31,
Increase (Decrease) in Net Assets:		2009	2008	2009	2008
Operations
Net investment income (loss)		$ (114,617)	$ (637,295)	$ 2,492,918	$ 4,403,236
Net realized gain (loss)		(2,179,439)	2,713,498	(187,387,077)	70,999,098
Net change in unrealized appreciation/depreciation		(4,899,137)	(3,481,949)	41,603,421	(119,949,322)
Net decrease in net assets resulting from operations		(7,193,193)	(1,405,746)	(143,290,738)	(44,546,988)
Dividends and Distributions to Shareholders From
Net investment income:
Institutional		—	—	(1,313,821)	(2,410,109)
Investor A		—	—	(1,299,919)	(1,607,916)
Class R		—	—	(61,432)	(23,918)
Net realized gain:
Institutional		(93,261)	(272,556)	—	—
Investor A		(120,050)	(316,319)	—	—
Investor B		(1,060,767)	(2,913,518)	—	—
Investor C		(794,109)	(2,084,933)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders		(2,068,187)	(5,587,326)	(2,675,172)	(4,041,943)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions		(13,069,180)	(12,817,870)	(128,045,971)	21,865,740
Redemption Fees
Redemption fees		—	—	16,810	104,836
Net Assets
Total decrease in net assets		(22,330,560)	(19,810,942)	(273,995,071)	(26,618,355)
Beginning of year		62,586,952	82,397,894	668,948,191	695,566,546
End of year		$ 40,256,392	$ 62,586,952	$ 394,953,120	$ 668,948,191
Undistributed (accumulated) net investment income (loss)		—	$ (1,898)	$ 6,161,860	$ 3,613,646
			BlackRock Focus Growth Fund, Inc.
				Period
				December 1,
			Year Ended	2007 to	Year Ended
			August 31,	August 31,	November 30,
Increase (Decrease) in Net Assets:			2009	2008	2007
Operations
Net investment loss			$ (653,173)	$ (901,978)	$ (1,423,643)
Net realized gain (loss)			(13,326,054)	4,024,628	11,849,641
Net change in unrealized appreciation/depreciation			2,301,685	(8,896,208)	5,330,432
Net increase (decrease) in net assets resulting from operations			(11,677,542)	(5,773,558)	15,756,430
Capital Share Transactions
Net decrease in net assets derived from capital share transactions			(3,704,691)	(4,114,421)	(17,624,365)
Net Assets
Total decrease in net assets			(15,382,233)	(9,887,979)	(1,867,935)
Beginning of period			65,084,407	74,972,386	76,840,321
End of period			$ 49,702,174	$ 65,084,407	$ 74,972,386
Undistributed net investment income			—	$ 46,323	—
See Notes to Financial Statements.
20	ANNUAL REPORT		AUGUST 31, 2009

Financial Highlights	BlackRock Fundamental Growth Principal Protected Fund
		Year Ended August 31,
	2009	2008	2007	2006	2005
			Institutional
Per Share Operating Performance
Net asset value, beginning of year	$ 9.73	$ 10.59	$ 10.37	$ 10.57	$ 10.52
Net investment income[1]	0.06	0.01	0.03	0.04	0.10
Net realized and unrealized gain (loss)	(1.13)	(0.12)	0.81	0.21	0.63
Net increase (decrease) from investment operations	(1.07)	(0.11)	0.84	0.25	0.73
Dividends and distributions from:
Net investment income	—	—	—	(0.00)[2]	—
Net realized gain	(0.34)	(0.75)	(0.62)	(0.45)	(0.68)
Total dividends and distributions	(0.34)	(0.75)	(0.62)	(0.45)	(0.68)
Net asset value, end of year	$ 8.32	$ 9.73	$ 10.59	$ 10.37	$ 10.57
Total Investment Return[3]
Based on net asset value	(10.94)%	(1.63)%	8.44%	2.32%	7.03%
Ratios to Average Net Assets
Total expenses	2.09%	1.89%	1.83%	1.74%	1.73%
Total expenses after fees waived	1.98%	1.89%	1.83%	1.74%	1.73%
Net investment income	0.67%	0.05%	0.29%	0.39%	0.99%
Supplemental Data
Net assets, end of year (000)	$ 1,978	$ 2,833	$ 4,040	$ 5,333	$ 7,306
Portfolio turnover	22%	99%	81%	46%	58%
			Investor A
Per Share Operating Performance
Net asset value, beginning of year	$ 9.67	$ 10.56	$ 10.36	$ 10.57	$ 10.49
Net investment income (loss)[1]	0.04	(0.02)	0.00[4]	0.01	0.08
Net realized and unrealized gain (loss)	(1.12)	(0.12)	0.82	0.20	0.63
Net increase (decrease) from investment operations	(1.08)	(0.14)	0.82	0.21	0.71
Dividends and distributions from:
Net investment income	—	—	—	(0.00)[2]	—
Net realized gain	(0.34)	(0.75)	(0.62)	(0.42)	(0.63)
Total dividends and distributions	(0.34)	(0.75)	(0.62)	(0.42)	(0.63)
Net asset value, end of year	$ 8.25	$ 9.67	$ 10.56	$ 10.36	$ 10.57
Total Investment Return[3]
Based on net asset value	(11.12)%	(1.94)%	8.24%	1.99%	6.82%
Ratios to Average Net Assets
Total expenses	2.35%	2.14%	2.08%	1.99%	1.98%
Total expenses after fees waived	2.23%	2.13%	2.08%	1.99%	1.98%
Net investment income (loss)	0.45%	(0.18)%	0.03%	0.14%	0.75%
Supplemental Data
Net assets, end of year (000)	$ 3,979	$ 3,717	$ 4,846	$ 3,265	$ 4,955
Portfolio turnover	22%	99%	81%	46%	58%
[1] Based on average shares outstanding.
[2] Amount is less than ($0.01) per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4] Amount is less than $0.01 per share.
See Notes to Financial Statements.
ANNUAL REPORT		AUGUST 31, 2009			21

Financial Highlights (concluded)		BlackRock Fundamental Growth Principal Protected Fund
			Year Ended August 31,
		2009	2008	2007	2006	2005
				Investor B
Per Share Operating Performance
Net asset value, beginning of year		$ 9.41	$ 10.37	$ 10.26	$ 10.50	$ 10.39
Net investment loss[1]		(0.03)	(0.10)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gain (loss)		(1.08)	(0.11)	0.80	0.19	0.63
Net increase (decrease) from investment operations		(1.11)	(0.21)	0.73	0.12	0.62
Dividends and distributions from:
Net investment income		—	—	—	(0.00)[2]	—
Net realized gain		(0.34)	(0.75)	(0.62)	(0.36)	(0.51)
Total dividends and distributions		(0.34)	(0.75)	(0.62)	(0.36)	(0.51)
Net asset value, end of year		$ 7.96	$ 9.41	$ 10.37	$ 10.26	$ 10.50
Total Investment Return[3]
Based on net asset value		(11.76)%	(2.68)%	7.41%	1.16%	6.04%
Ratios to Average Net Assets
Total expenses		3.09%	2.90%	2.84%	2.76%	2.75%
Total expenses after fees waived		2.99%	2.90%	2.84%	2.76%	2.75%
Net investment loss		(0.35)%	(0.95)%	(0.72)%	(0.63)%	(0.06)%
Supplemental Data
Net assets, end of year (000)		$ 18,285	$ 32,048	$ 42,614	$ 60,613	$ 79,793
Portfolio turnover		22%	99%	81%	46%	58%
				Investor C
Per Share Operating Performance
Net asset value, beginning of year		$ 9.44	$ 10.39	$ 10.29	$ 10.52	$ 10.39
Net investment loss[1]		(0.03)	(0.10)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gain (loss)		(1.09)	(0.10)	0.79	0.20	0.63
Net increase (decrease) from investment operations		(1.12)	(0.20)	0.72	0.13	0.62
Dividends and distributions from:
Net investment income		—	—	—	(0.00)[2]	—
Net realized gain		(0.34)	(0.75)	(0.62)	(0.36)	(0.49)
Total dividends and distributions		(0.34)	(0.75)	(0.62)	(0.36)	(0.49)
Net asset value, end of year		$ 7.98	$ 9.44	$ 10.39	$ 10.29	$ 10.52
Total Investment Return[3]
Based on net asset value		(11.83)%	(2.58)%	7.28%	1.23%	6.05%
Ratios to Average Net Assets
Total expenses		3.11%	2.90%	2.84%	2.76%	2.75%
Total expenses after fees waived		2.99%	2.90%	2.84%	2.76%	2.75%
Net investment loss		(0.34)%	(0.95)%	(0.72)%	(0.63)%	(0.06)%
Supplemental Data
Net assets, end of year (000)		$ 16,015	$ 23,988	$ 30,898	$ 39,561	$ 53,459
Portfolio turnover		22%	99%	81%	46%	58%
[1] Based on average shares outstanding.
[2] Amount is less than ($0.01) per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
22	ANNUAL REPORT		AUGUST 31, 2009

Financial Highlights			BlackRock Global Growth Fund, Inc.
		Year Ended August 31,
	2009	2008	2007	2006	2005
			Institutional
Per Share Operating Performance
Net asset value, beginning of year	$ 15.85	$ 16.66	$ 12.71	$ 10.72	$ 8.56
Net investment income[1]	0.10	0.16	0.16	0.09	0.16
Net realized and unrealized gain (loss)[2]	(2.74)	(0.84)	3.80	2.07	2.03
Net increase (decrease) from investment operations	(2.64)	(0.68)	3.96	2.16	2.19
Dividends from net investment income	(0.11)	(0.13)	(0.01)	(0.17)	(0.03)
Net asset value, end of year	$ 13.10	$ 15.85	$ 16.66	$ 12.71	$ 10.72
Total Investment Return[3]
Based on net asset value	(16.45)%	(4.21)%	31.17%	20.41%	25.58%
Ratios to Average Net Assets
Total expenses	1.08%	0.97%	1.01%	1.12%	1.13%
Total expenses after fees waived and paid indirectly	1.07%	0.97%	1.01%	1.12%	1.13%
Net investment income	0.94%	0.87%	1.07%	0.71%	1.60%
Supplemental Data
Net assets, end of year (000)	$ 76,121	$ 216,839	$ 284,754	$ 144,560	$ 114,007
Portfolio turnover	222%	94%	91%	80%	109%
			Investor A
Per Share Operating Performance
Net asset value, beginning of year	$ 15.63	$ 16.44	$ 12.57	$ 10.60	$ 8.47
Net investment income[1]	0.08	0.11	0.11	0.06	0.13
Net realized and unrealized gain (loss)[2]	(2.71)	(0.83)	3.76	2.05	2.00
Net increase (decrease) from investment operations	(2.63)	(0.72)	3.87	2.11	2.13
Dividends from net investment income	(0.07)	(0.09)	—	(0.14)	(0.00)[4]
Net asset value, end of year	$ 12.93	$ 15.63	$ 16.44	$ 12.57	$ 10.60
Total Investment Return[3]
Based on net asset value	(16.71)%	(4.47)%	30.79%	20.13%	25.17%
Ratios to Average Net Assets
Total expenses	1.38%	1.25%	1.30%	1.35%	1.38%
Total expenses after fees waived and paid indirectly	1.38%	1.25%	1.30%	1.35%	1.38%
Net investment income	0.73%	0.62%	0.75%	0.53%	1.35%
Supplemental Data
Net assets, end of year (000)	$ 229,382	$ 316,147	$ 288,912	$ 227,792	$ 93,408
Portfolio turnover	222%	94%	91%	80%	109%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4] Amount is less than ($0.01) per share.
See Notes to Financial Statements.
ANNUAL REPORT		AUGUST 31, 2009			23

Financial Highlights (continued)				BlackRock Global Growth Fund, Inc.
			Year Ended August 31,
		2009	2008	2007	2006	2005
				Investor B
Per Share Operating Performance
Net asset value, beginning of year		$ 14.83	$ 15.66	$ 12.07	$ 10.17	$ 8.19
Net investment income (loss)[1]		(0.03)	(0.04)	(0.01)	(0.06)	0.05
Net realized and unrealized gain (loss)[2]		(2.56)	(0.79)	3.60	2.00	1.93
Net increase (decrease) from investment operations		(2.59)	(0.83)	3.59	1.94	1.98
Dividends from net investment income		—	—	—	(0.04)	—
Net asset value, end of year		$ 12.24	$ 14.83	$ 15.66	$ 12.07	$ 10.17
Total Investment Return[3]
Based on net asset value		(17.46)%	(5.30)%	29.74%	19.18%	24.18%
Ratios to Average Net Assets
Total expenses		2.31%	2.11%	2.15%	2.18%	2.16%
Total expenses after fees waived and paid indirectly		2.31%	2.11%	2.15%	2.18%	2.16%
Net investment income (loss)		(0.26)%	(0.25)%	(0.10)%	(0.56)%	0.56%
Supplemental Data
Net assets, end of year (000)		$ 10,946	$ 27,988	$ 47,186	$ 62,390	$ 212,353
Portfolio turnover		222%	94%	91%	80%	109%
				Investor C
Per Share Operating Performance
Net asset value, beginning of year		$ 14.83	$ 15.65	$ 12.06	$ 10.17	$ 8.19
Net investment income (loss)[1]		(0.01)	(0.02)	(0.01)	(0.04)	0.05
Net realized and unrealized gain (loss)[2]		(2.56)	(0.80)	3.60	1.98	1.93
Net increase (decrease) from investment operations		(2.57)	(0.82)	3.59	1.94	1.98
Dividends from net investment income		—	—	—	(0.05)	—
Net asset value, end of year		$ 12.26	$ 14.83	$ 15.65	$ 12.06	$ 10.17
Total Investment Return[3]
Based on net asset value		(17.33)%	(5.24)%	29.77%	19.15%	24.18%
Ratios to Average Net Assets
Total expenses		2.21%	2.03%	2.10%	2.16%	2.18%
Total expenses after fees waived and paid indirectly		2.21%	2.03%	2.10%	2.16%	2.18%
Net investment income (loss)		(0.10)%	(0.15)%	(0.04)%	(0.36)%	0.55%
Supplemental Data
Net assets, end of year (000)		$ 63,637	$ 92,737	$ 70,835	$ 56,567	$ 55,507
Portfolio turnover		222%	94%	91%	80%	109%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
24	ANNUAL REPORT		AUGUST 31, 2009

Financial Highlights (concluded)			BlackRock Global Growth Fund, Inc.
		Year Ended August 31,
	2009	2008	2007	2006	2005
			Class R
Per Share Operating Performance
Net asset value, beginning of year	$ 15.20	$ 16.04	$ 12.30	$ 10.42	$ 8.36
Net investment income[1]	0.03	0.04	0.06	0.03	0.06
Net realized and unrealized gain (loss)[2]	(2.64)	(0.80)	3.68	2.00	2.01
Net increase (decrease) from investment operations	(2.61)	(0.76)	3.74	2.03	2.07
Dividends from net investment income	(0.06)	(0.08)	—	(0.15)	(0.01)
Net asset value, end of year	$ 12.53	$ 15.20	$ 16.04	$ 12.30	$ 10.42
Total Investment Return[3]
Based on net asset value	(17.06)%	(4.81)%	30.41%	19.78%	24.81%
Ratios to Average Net Assets
Total expenses	1.85%	1.63%	1.63%	1.62%	1.79%
Total expenses after fees waived and paid indirectly	1.85%	1.63%	1.63%	1.62%	1.79%
Net investment income	0.30%	0.26%	0.44%	0.23%	0.99%
Supplemental Data
Net assets, end of year (000)	$ 14,867	$ 15,236	$ 3,880	$ 1,475	$ 705
Portfolio turnover	222%	94%	91%	80%	109%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 25

Financial Highlights					BlackRock Focus Growth Fund, Inc.
			Period
			December 1,
		Year Ended	2007 to
		August 31,	August 31,		Year Ended November 30,
		2009	2008	2007	2006	2005	2004
				Institutional
Per Share Operating Performance
Net asset value, beginning of period		$ 2.34	$ 2.52	$ 2.01	$ 1.82	$ 1.65	$ 1.57
Net investment loss[1]		(0.01)	(0.02)	(0.02)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss)		(0.37)	(0.16)	0.53	0.20	0.19	0.09
Net increase (decrease) from investment operations		(0.38)	(0.18)	0.51	0.19	0.17	0.08
Net asset value, end of period		$ 1.96	$ 2.34	$ 2.52	$ 2.01	$ 1.82	$ 1.65
Total Investment Return[2]
Based on net asset value		(16.24)%[3]	(7.14)%[4]	25.37%	10.44%	10.30%	5.10%
Ratios to Average Net Assets[5]
Total expenses		1.78%	1.53%[6]	1.40%	1.55%	1.63%	1.70%
Total expenses after fees waived		1.78%	1.47%[6]	1.40%	1.55%	1.63%	1.70%
Net investment loss		(0.82)%	(0.86)%[6]	(0.98)%	(0.66)%	(0.92)%	(0.83)%
Supplemental Data
Net assets, end of period (000)		$ 9,673	$ 13,073	$ 15,357	$ 14,217	$ 16,277	$ 20,962
Portfolio turnover of the Master LLC		185%	105%	145%	117%	143%	183%
				Investor A
Per Share Operating Performance
Net asset value, beginning of period		$ 2.28	$ 2.47	$ 1.98	$ 1.80	$ 1.63	$ 1.56
Net investment loss[1]		(0.01)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss)		(0.37)	(0.16)	0.52	0.20	0.19	0.09
Net increase (decrease) from investment operations		(0.38)	(0.19)	0.49	0.18	0.17	0.07
Net asset value, end of period		$ 1.90	$ 2.28	$ 2.47	$ 1.98	$ 1.80	$ 1.63
Total Investment Return[2]
Based on net asset value		(16.67)%[3]	(7.69)%[4]	24.75%	10.00%	10.43%	4.49%
Ratios to Average Net Assets[5]
Total expenses		2.49%	2.09%[6]	1.84%	1.80%	1.88%	1.95%
Total expenses after fees waived		2.22%	2.03%[6]	1.84%	1.80%	1.88%	1.95%
Net investment loss		(1.26)%	(1.42)%[6]	(1.41)%	(0.92)%	(1.17)%	(1.08)%
Supplemental Data
Net assets, end of period (000)		$ 23,042	$ 23,111	$ 9,291	$ 8,534	$ 10,146	$ 13,494
Portfolio turnover of the Master LLC		185%	105%	145%	117%	143%	183%
[1] Based on average shares outstanding.
[2] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3] Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return for Institutional Shares would have been (28.21)% and Investor A Shares would have been (28.51)%.
[4] Aggregate total investment return.
[5] Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6] Annualized.
See Notes to Financial Statements.
26	ANNUAL REPORT			AUGUST 31, 2009

Financial Highlights (concluded)				BlackRock Focus Growth Fund, Inc.
		Period
		December 1,
	Year Ended	2007 to
	August 31,	August 31,		Year Ended November 30,
	2009	2008	2007	2006	2005	2004
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 2.12	$ 2.31	$ 1.87	$ 1.71	$ 1.57	$ 1.51
Net investment loss[1]	(0.02)	(0.04)	(0.05)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(0.34)	(0.15)	0.49	0.19	0.17	0.09
Net increase (decrease) from investment operations	(0.36)	(0.19)	0.44	0.16	0.14	0.06
Net asset value, end of period	$ 1.76	$ 2.12	$ 2.31	$ 1.87	$ 1.71	$ 1.57
Total Investment Return[2]
Based on net asset value	(16.98)%[3]	(8.23)%[4]	23.53%	9.36%	8.92%	3.97%
Ratios to Average Net Assets[5]
Total expenses	3.07%	2.97%[6]	2.71%	2.66%	2.75%	2.81%
Total expenses after fees waived	2.79%	2.91%[6]	2.71%	2.66%	2.75%	2.81%
Net investment loss	(1.85)%	(2.32)%[6]	(2.29)%	(1.77)%	(2.04)%	(1.93)%
Supplemental Data
Net assets, end of period (000)	$ 3,307	$ 10,367	$ 29,326	$ 33,161	$ 45,104	$ 67,922
Portfolio turnover of the Master LLC	185%	105%	145%	117%	143%	183%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 2.12	$ 2.31	$ 1.86	$ 1.71	$ 1.56	$ 1.51
Net investment loss[1]	(0.02)	(0.04)	(0.05)	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(0.35)	(0.15)	0.50	0.18	0.18	0.08
Net increase (decrease) from investment operations	(0.37)	(0.19)	0.45	0.15	0.15	0.05
Net asset value, end of period	$ 1.75	$ 2.12	$ 2.31	$ 1.86	$ 1.71	$ 1.56
Total Investment Return[2]
Based on net asset value	(17.45)%[3]	(8.23)%[4]	24.19%	8.77%	9.62%	3.31%
Ratios to Average Net Assets[5]
Total expenses	3.27%	2.93%[6]	2.75%	2.68%	2.77%	2.83%
Total expenses after fees waived	2.98%	2.87%[6]	2.75%	2.68%	2.77%	2.83%
Net investment loss	(2.02)%	(2.27)%[6]	(2.32)%	(1.79)%	(2.06)%	(1.95)%
Supplemental Data
Net assets, end of period (000)	$ 13,681	$ 18,534	$ 20,998	$ 20,928	$ 27,457	$ 41,234
Portfolio turnover of the Master LLC	185%	105%	145%	117%	143%	183%
[1] Based on average shares outstanding.
[2] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3] Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds the total return for Investor B Shares would have been (28.77)% and Investor C shares would have been (28.77)%.
[4] Aggregate total investment return.
[5] Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[6] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT			AUGUST 31, 2009			27

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Fundamental Growth Principal Protected Fund (“Fundamental
Growth Principal Protected”), which is a series of BlackRock Principal
Protected Trust (the “Trust”), BlackRock Global Growth Fund, Inc. (“Global
Growth”) and BlackRock Focus Growth Fund, Inc. (“Focus Growth”) (collec-
tively, the “Funds” or individually, the “Fund”), are registered under the
Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust and Focus Growth and Global Growth are organized as Maryland corporations. Focus Growth is registered as a non-
diversified, open-end management investment company. Fundamental
Growth Principal Protected and Global Growth are registered as diversified, open-end management investment companies. The Funds’ financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Trustees and Directors of the Funds are referred to throughout this report as the “Board of Directors” or the “Board”. Each
Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and
Investor C may be subject to a contingent deferred sales charge. Class R
Shares are offered only by Global Growth and are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear cer-
tain expenses related to the shareholder servicing of such shares, and
Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately 8 years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Shares of Fundamental Growth Principal Protected were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the “Guarantee
Maturity Date”), except in connection with reinvestment of dividends and distributions. The Board of Directors has approved the liquidation of the
Fund, which is anticipated to occur on or after the Guarantee Maturity date.

Focus Growth seeks to achieve its investment objective by investing all of its assets in the Master Focus Growth LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of
Focus Growth’s investment in the Master LLC reflects the Fund’s proportion-
ate interest in the net assets of the Master LLC. The performance of the
Fund is directly affected by the performance of the Master LLC. The finan-
cial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Focus Growth’s financial statements. The percentage of the Master LLC owned by Focus Growth at August 31, 2009 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.
If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than
60 days may be valued at amortized cost, which approximates fair value.
Investments in open-end investment companies are valued at their net asset value each business day. Each Fund values its investments in Cash
Sweep Series and Money Market Series, each of BlackRock Liquidity
Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board. In determining the value of a particular investment, pricing services may use certain informa-
tion with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the

28 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)

net assets of the Funds are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the
NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Focus Growth records its investment in the Master LLC at fair value.
Valuation of securities held by the Master LLC is discussed in Note 1 of the
Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Financial Accounting Standards Board Statement of Financial Accounting
Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires addi-
tional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

• Level 2 — other observable inputs (including, but not limited to:
quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessar-
ily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Fund’s investments:

Focus Growth
Investment in
Valuation Inputs	Master LLC
Assets
Level 1	—
Level 2	$ 49,782,469
Level 3	—
Total	$ 49,782,469

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Zero-Coupon Bonds: Fundamental Growth Principal Protected may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-
coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that a Fund either delivers collateral or segregates assets in con-
nection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segre-
gate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., financial futures contracts and options written). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Focus Growth records daily it’s proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addi-
tion, the Fund accrues its own expenses.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates.

ANNUAL REPORT AUGUST 31, 2009 29

Notes to Financial Statements (continued)

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. The Funds may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower.
Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an invest-
ment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remain open for the four years ended
August 31, 2009 for Fundamental Growth Principal Protected and Global
Growth; and for the three years ended November 30, 2007 and the periods ended August 31, 2008 and 2009 for Focus Growth. The statute of limita-
tions on the Funds’ state and local tax returns may remain open for an additional year depending on the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of
FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS
166. The impact of FAS 166 on the Funds’ financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: Fundamental Growth Principal Protected recorded a bank overdraft due to estimates of available cash.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each Fund are allocated daily to each class based on its relative net assets. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown as fees paid indirectly in the Statements of Operations.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds may miti-
gate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master
Agreement between a Fund and each of its counterparties. The ISDA Master
Agreement allows each Fund to offset with its counterparty certain deriva-
tive financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000.
To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-
counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the pre-
miums paid and change in market value of the options should the counter-
party not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative con-
tracts prior to maturity in the event a Fund’s net assets decline by a stated
percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in the value of equity securities (equity risk), or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of secu-
rities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such

30 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)

receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.
When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange con-
tracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency rel-
ative to the US dollar.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underly-
ing instrument at the exercise price at any time or at a specified time dur-
ing the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid
(received) by the Funds are reflected as an asset (liability) and an equiva-
lent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option pur-
chased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to
(or deducted from) the basis of the instrument acquired or deducted from
(or added to) the proceeds of the instrument sold. When an option expires
(or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the pre-
mium received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument sub-
ject to being called by the option counterparty, or cash in an amount suffi-
cient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaran-
teed against default by the exchange on which they trade.
Fundamental Growth Principal Protected
Derivatives Not Accounted for as Hedging Instruments under Financial
Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”
The Effect of Derivative Instruments on the Statement of Operations
Year Ended August 31, 2009
Net Realized Gain (Loss) From Derivatives Recognized in Income
Foreign
Currency
Exchange
Contracts
Foreign currency exchange contracts			$ (854)
Global Growth
Derivatives Not Accounted for as Hedging Instruments under Financial
Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”:
Values of Derivative Instruments as of August 31, 2009
	Asset Derivatives		Liability Derivatives
	Statements		Statements
	of Assets and		of Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value
	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		currency
Foreign currency	exchange		exchange
exchange contracts	contracts	$538,080	contracts	$112,640
The Effect of Derivative Instruments on the Statement of Operations
Year Ended August 31, 2009
Net Realized Gain (Loss) From Derivatives Recognized in Income
Foreign
	Financial	Currency
	Futures	Exchange	Option
	Contracts	Contracts	Contracts	Total
Foreign currency
exchange contracts	—	$2,338,629	—	$2,338,629
Equity contracts	$(1,758,625)	—	$ 395,470	(1,363,155)
Total	$(1,758,625) $2,338,629		$ 395,470	$ 975,474
Net Change in Unrealized Appreciation/Depreciation
on Derivatives Recognized in Income
Foreign
Currency
Exchange
Contracts
Foreign currency exchange contracts				$ 425,440
3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its

ANNUAL REPORT AUGUST 31, 2009 31

Notes to Financial Statements (continued)

acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affili-
ates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s owner-
ship interest of BlackRock, BAC is not deemed to be an affiliate under the
1940 Act.

Fundamental Growth Principal Protected and Global Growth have entered into an Investment Advisory Agreement with BlackRock Advisors,
LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services,
Fundamental Growth Principal Protected pays the Manager a monthly fee at an annual rate of 0.65% of the average daily value of the Fund’s net assets. Global Growth pays the Manager a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets not exceeding
$1.5 billion and 0.725% of the average daily value of the Fund’s net assets in excess of $1.5 billion.

The Manager has entered into a contractual agreement with Fundamental
Growth Principal Protected under which the Manager has agreed to con-
tractually waive or reimburse fees or expenses to limit net expenses
(excluding interest expense, acquired fund fees and expenses and certain other Fund expenses) to 2.24% (for Investor A Shares), 2.99% (for Investor
B and Investor C Shares) and 1.99% (for Institutional Shares) of average daily net assets. This arrangement has a one-year term and is automati-
cally renewable. The following amounts are shown as fees waived by advisor — class specific in the Statements of Operations:

Institutional	$ 2,530
Investor A	$ 4,404
Investor B	$ 24,218
Investor C	$ 21,968

Focus Growth has entered into an Administration Agreement with the
Manager to provide administrative services (other than investment advise and related portfolio activities). For such services, the Fund pays the administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

The Manager has contractually agreed to waive the administration fee of
Focus Growth paid to the Master LLC and the administration fee of Focus
Growth, as necessary, to reduce the sum of the advisory fee (as a percent-
age of the average daily net assets of the Master LLC) and the administra-
tion fee (as a percentage of the daily net assets of the Fund) from 0.85%
to 0.65%. In addition, the Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit net expenses for
Focus Growth (including service and distribution fees and excluding inter-
est expense, acquired fund fees and expenses and certain other Fund expenses) as a percentage of average daily net assets allocated to each class as follows: 2.25% (for Investor A Shares), 3.00% (for Investor B and
Investor C Shares) and 2.00% (for Institutional Shares) of the Fund’s aver-
age daily net assets. These contractual waiver agreements have a one-year term and are renewable annually. The following amounts are shown as fees waived by the advisor — class specific in the Statements of Operations:

Institutional	$ 622
Investor A	$50,848
Investor B	$13,540
Investor C	$37,194

The Manager has agreed to waive its advisory fee by the amount of invest-
ment advisory fees the Funds pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager.

For the year ended August 31, 2009, Fundamental Growth Principal
Protected and Global Growth reimbursed the Manager for certain account-
ing services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fundamental Growth Principal Protected	$ 968
Global Growth	$ 7,848

The Funds have received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith
Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Funds have retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended
August 31, 2009, BIM received $5,561 in securities lending agent fees from Global Growth.

Effective October 1, 2008, the Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc.
(“BDI”) (collectively, the “Distributor”) as the sole distributor of the Funds.
FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BRIL and
BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid

32 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)
monthly at annual rates based upon the average daily net assets of the shares as follows:
	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%
Pursuant to sub-agreements with the Distributor, broker-dealers, including
MLPF&S and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee com-
pensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B,
Investor C and Class R shareholders.
For the year ended August 31, 2009, affiliates including Merrill Lynch, from
September 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A
Shares as follows:
Investor A
Global Growth		$ 16,204
Focus Growth		$ 2,965
For the year ended August 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:
	Investor B	Investor C
Fundamental Growth Principal Protected	$ 10,566	$ 97
Global Growth	$ 24,135	$ 17,611
Focus Growth	$ 5,766	$ 5,543
Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers relating to Investor
A Shares as follows:
Investor A
Fundamental Growth Principal Protected		$ 102
Global Growth		$ 18,032
Focus Growth		$ 359
In addition, MLPF&S received commissions on the execution of portfolio security transactions for the Funds for the period September 1, 2008 to December 31, 2008 (after which time MLPF&S was no longer consid-
ered an affiliate):
Commissions
Fundamental Growth Principal Protected		$ 1,789
Global Growth		$ 54,827
PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned sub-
sidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to ser-
vicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and cus-
tomer identification services.

The Trust, on behalf of Fundamental Growth Principal Protected, has entered into a Financial Warranty Agreement with Main Place Funding, LLC
(the “Warranty Provider”). The Financial Warranty Agreement is intended to ensure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder’s account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all divi-
dends and distributions received from the Fund have been reinvested and no shares have been redeemed (the “Guaranteed Amount”). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to 0.80% of the Fund’s average daily net assets during the Guarantee Period. If the value of the Fund’s assets on the Guarantee
Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Guaranteed Amount, the
Warranty Provider will pay the Fund an amount sufficient to ensure that each shareholder’s account can be redeemed for an amount equal to his or her Guaranteed Amount.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from September 1, 2008 to December 31 2008 (after which time Merrill
Lynch was no longer considered an affiliate) provide the Funds with sub-
accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended August 31, 2009, the
Funds paid the following fees in return for these services which are included in transfer agent in the Statements of Operations:

Fundamental Growth Principal Protected	$ 22,560
Global Growth	$232,694
Focus Growth	$ 85,262
The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds.
For the year ended August 31, 2009, the Funds earned the following, which are included in income — affiliated in the Statements of Operations:
Fundamental Growth Principal Protected	$ 15
Global Growth	$ 197
Focus Growth	$ 119
The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2009, the following amounts have

ANNUAL REPORT AUGUST 31, 2009 33

Notes to Financial Statements (continued)
been accrued by the Funds to reimburse the Manager for costs incurred in running the call center, which are included in transfer agent in the State-
ments of Operations.
Call Center Fees
Fundamental
Growth
		Principal	Global
		Protected	Growth
Institutional		$ 40	$ 3,307
Investor A		$ 141	$11,595
Investor B		$ 815	$ 1,761
Investor C		$ 569	$ 3,841
Class R		—	$ 356
Focus Growth
Period
December 31,
Year Ended		2007 to	Year Ended
August 31,		August 31,	November 30,
	2009	2008	2007
Institutional	$ 368	$ 355	$ 183
Investor A	$ 3,580	$ 884	$ 371
Investor B	$ 378	$ 3,009	$ 1,664
Investor C	$ 2,323	$ 2,502	$ 1,215
Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimbursed the Manager for com-
pensation paid to the Funds’ Chief Compliance Officer.
4. Investments:
Purchases and sales of investments, excluding short-term securities and
US Government securities, for the year ended August 31, 2009 were as follows:
		Purchases	Sales
Fundamental Growth Principal Protected	$ 10,501,319		$ 28,853,691
Global Growth	$879,621,158		$985,332,828
For the year ended August 31, 2009, purchases and sales of US govern-
ment securities for Fundamental Growth Principal Protected were
$16,646,645 and $14,301,882, respectively.
Transactions in options written for the year ended August 31, 2009 were as follows:
Global Growth
Call Options			Premiums
Written		Contracts	Received
Outstanding call options written, beginning
of year		—	—
Options written		697	$ 301,111
Options closed		(357)	(270,171)
Options exercised		(340)	(30,940)
Outstanding call options written, end of year		—	—

Put Options		Premiums
Written	Contracts	Received
Outstanding put options written, beginning
of year	—	—
Options written	697	$ 321,230
Options closed	(357)	(292,670)
Options expired	(340)	(28,560)
Outstanding put options written, end of year	—	—

5. Short-Term Borrowings:

The Trust, on behalf of Fundamental Growth Principal Protected, Global
Growth and Focus Growth (through its investment in the Master LLC), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Funds may borrow under the credit agree-
ment to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allow-
able under each Fund’s current Prospectus and Statement of Additional
Information, subject to various other legal, regulatory or contractual limits.
Each Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008.
Each Fund pays a commitment fee of 0.08% per annum based on each
Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Funds did not borrow under the credit agreement during the year ended August 31, 2009.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.
The following permanent differences as of August 31, 2009 attributable to net operating losses, expiration of capital loss carryforwards and foreign currency transactions were reclassified to the following accounts:

Fundamental
Growth
	Principal	Global	Focus
	Protected	Growth	Growth
Paid-in capital	(115,659)	(3,964,136)	(1,109,647,733)
Undistributed net investment income
(accumulated net investment loss)	116,515	2,730,468	606,850
Accumulated net realized loss	(856)	1,233,668	1,109,040,883

34 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)
The tax character of distributions paid during the fiscal years ended
August 31, 2009 and August 31, 2008 were as follows:
	Fundamental
		Growth
		Principal	Global
		Protected	Growth
Ordinary income
8/31/2009		—	$ 2,675,172
8/31/2008		—	$ 4,041,943
Long-term capital gains
8/31/2009	$ 2,068,187		—
8/31/2008	$ 5,587,326		—
Total distributions
8/31/2009	$ 2,068,187		$ 2,675,172
8/31/2008	$ 5,587,326		$ 4,041,943
As of August 31, 2009 the tax components of accumulated net losses were as follows:
Fundamental
Growth
	Principal	Global	Focus
	Protected	Growth	Growth
Undistributed ordinary income	—	$ 6,618,146	—
Capital loss carryforwards	$ (952,178)	(321,149,914)	$(271,174,398)
Net unrealized losses*	(934,817)	(110,113,097)	(4,021,978)
Total	$(1,886,995) $(424,644,865)		$(275,196,376)
* The differences between book-basis and tax-basis net unrealized losses were attribut-
able primarily to the tax deferral of losses on wash sales, the realization for tax pur-
poses of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains on foreign currency contracts, the deferral of post-October capital losses for tax purposes and the timing and recogni-
tion of partnership income.
As of August 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
Fundamental
Growth
	Principal	Global	Focus
Expires	Protected	Growth	Growth
2010	—	$ 3,964,136	$266,652,046
2011	—	291,266,565	—
2017	$ 952,178*	25,919,213	4,522,352
Total	$ 952,178	$321,149,914	$271,174,398
* If, as expected, the Fund liquidates, the capital loss carryforward will be available to offset realized capital gains through the liquidation date.

7. Concentration, Geographic, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securi-
ties are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transac-
tions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

Fundamental Growth Principal Protected invests a significant portion of its assets in securities in the information technology sector. Please see the
Schedule of Investments for these securities. Changes in economic condi-
tions affecting the information technology sector would have a greater impact on the Fund, and could affect the value, income and/or liquidity of positions in such securities.

Global Growth invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries.
Please see the Schedule of Investments for concentrations in specific countries.

As of August 31, 2009, Global Growth had the following industry classifications:
Percent of
Long-Term
Industry	Investments
Commercial Banks	10%
Oil, Gas & Consumable Fuels	9
Pharmaceuticals	7
Metals & Mining	6
Insurance	5
Other*	63
* All other industries held were each less than 5% of long-term investments.

ANNUAL REPORT AUGUST 31, 2009 35

Notes to Financial Statements (continued)
8. Capital Share Transactions:
Transactions in shares for each class were as follows:
		Year Ended		Year Ended
	August 31, 2009		August 31, 2008
Fundamental Growth Principal Protected	Shares	Amount	Shares	Amount
Institutional
Shares issued to shareholders in reinvestment of distributions	10,568	$ 87,607	35,237	$ 256,357
Shares redeemed	(64,122)	(548,624)	(125,512)	(1,162,084)
Net decrease	(53,554)	$ (461,017)	(90,275)	$ (905,727)
Investor A
Automatic conversion of shares	210,138	$ 1,715,322	—	—
Shares issued to shareholders in reinvestment of distributions	13,398	110,269	27,308	$ 288,924
Shares redeemed	(125,612)	(1,050,866)	(102,006)	(1,048,030)
Net increase (decrease)	97,924	$ 774,725	(74,698)	$ (759,106)
Investor B
Shares issued to shareholders in reinvestment of distributions	119,747	$ 955,581	258,348	$ 2,673,897
Shares redeemed and automatic conversion of shares	(1,227,315)	(9,928,301)	(963,784)	(9,572,751)
Net decrease	(1,107,568)	$ (8,972,720)	(705,436)	$ (6,898,854)
Investor C
Shares issued to shareholders in reinvestment of distributions	90,350	$ 722,803	186,552	$ 1,936,406
Shares redeemed	(625,607)	(5,132,971)	(617,522)	(6,190,589)
Net decrease	(535,257)	$ (4,410,168)	(430,970)	$ (4,254,183)

36 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued)
		Year Ended		Year Ended
	August 31, 2009		August 31, 2008
Global Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,814,180	$ 20,139,060	8,160,187	$148,504,831
Shares issued to shareholders in reinvestment of dividends	87,187	875,721	95,172	1,809,694
	1,901,367	21,014,781	8,255,359	150,314,525
Shares redeemed	(9,772,949)	(103,436,943)	(11,668,964)	(202,340,763)
Net decrease	(7,871,582)	$ (82,422,162)	(3,413,605)	$ (52,026,238)
Investor A
Shares sold and automatic conversion of shares	2,825,036	$ 31,296,688	6,854,300	$120,596,124
Shares issued to shareholders in reinvestment of dividends	108,753	1,080,631	69,508	1,306,495
	2,933,789	32,377,319	6,923,808	121,902,619
Shares redeemed	(5,423,403)	(58,780,082)	(4,272,054)	(73,273,053)
Net increase (decrease)	(2,489,614)	$ (26,402,763)	2,651,754	$ 48,629,566
Investor B
Shares sold	114,887	$ 1,189,300	559,983	$ 9,525,765
Shares redeemed and automatic conversion of shares	(1,107,637)	(11,468,610)	(1,685,782)	(27,749,764)
Net decrease	(992,750)	$ (10,279,310)	(1,125,799)	$ (18,223,999)
Investor C
Shares sold	791,120	$ 8,083,252	2,840,215	$ 48,484,914
Shares redeemed	(1,850,288)	(18,960,971)	(1,115,071)	(18,116,556)
Net increase (decrease)	(1,059,168)	$ (10,877,719)	1,725,144	$ 30,368,358
Class R
Shares sold	758,117	$ 7,966,785	945,516	$ 16,231,513
Shares issued to shareholders in reinvestment of dividends	6,333	61,239	1,304	23,918
	764,450	8,028,024	946,820	16,255,431
Shares redeemed	(580,173)	(6,092,041)	(186,348)	(3,137,378)
Net increase	184,277	$ 1,935,983	760,472	$ 13,118,053
For Global Growth, there is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are col-
lected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

ANNUAL REPORT AUGUST 31, 2009 37

Notes to Financial Statements (concluded)
				Period
		Year Ended	December 1, 2007 to			Year Ended
	August 31, 2009		August 31, 2008		November 30, 2007
Focus Growth	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,053,945	$ 1,815,552	1,421,849	$ 3,418,861	2,007,319	$ 4,746,708
Shares redeemed	(1,698,424)	(2,909,275)	(1,932,537)	(4,585,953)	(2,986,244)	(6,901,292)
Net decrease	(644,479)	$ (1,093,723)	(510,688)	$ (1,167,092)	(978,925)	$ (2,154,584)
Investor A
Shares sold and automatic conversion of shares	4,976,531	$ 8,192,612	7,845,001	$ 17,700,648	496,150	$ 1,139,737
Shares redeemed	(2,983,300)	(4,943,569)	(1,490,326)	(3,478,960)	(1,047,955)	(2,245,242)
Net increase (decrease)	1,993,231	$ 3,249,043	6,354,675	$ 14,221,688	(551,805)	$ (1,105,505)
Investor B
Shares sold	191,035	$ 283,346	326,534	$ 719,312	279,590	$ 581,482
Shares redeemed and automatic conversion
of shares	(3,197,324)	(4,786,473)	(8,130,942)	(17,088,676)	(5,350,086)	(10,743,034)
Net decrease	(3,006,289)	$ (4,503,127)	(7,804,408)	$(16,369,364)	(5,070,496)	$ (10,161,552)
Investor C
Shares sold	1,326,427	$ 2,053,645	884,936	$ 1,935,396	558,194	$ 1,178,193
Shares redeemed	(2,260,865)	(3,410,529)	(1,249,252)	(2,735,049)	(2,679,670)	(5,380,917)
Net decrease	(934,438)	$ (1,356,884)	(364,316)	$ (799,653)	(2,121,476)	$ (4,202,724)
9. Subsequent Events:
Fundamental Growth Principal Protected
On September 9, 2009, the Board of Directors approved a proposal to liquidate the Fund on or about November 13, 2009, at which time all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at net asset value, and the Fund will then be terminated.
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through October 27, 2009, the date the financial statements were issued.

38 ANNUAL REPORT AUGUST 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BlackRock Principal Protected Trust and the Shareholders
and Board of Directors of BlackRock Global Growth Fund,
Inc. and BlackRock Focus Growth Fund, Inc. (collectively,
the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Fundamental Growth
Principal Protected Fund, one of the series constituting BlackRock Principal
Protected Trust and BlackRock Global Growth Fund, Inc. as of August 31,
2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying state-
ment of assets and liabilities, of BlackRock Focus Growth Fund, Inc. as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period December 1, 2007 to August 31, 2008, and the year ended November 30, 2007, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the BlackRock Fundamental Growth
Principal Protected Fund and BlackRock Global Growth Fund, Inc. for each of the two year in the period ended August 31, 2005 were audited by other auditors whose reports, dated October 14, 2005, expressed unqual-
ified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluat-
ing the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock
Principal Protected Trust and BlackRock Global Growth Fund, Inc. as of
August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Focus
Growth Fund, Inc. as of August 31, 2009, the results of it operations for the year then ended, the changes in its net assets for the year ended
August 31, 2009, the period December 1, 2007 to August 31, 2008, and the year ended November 30, 2007, and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, on September 9,
2009 the Board of Directors of the BlackRock Principal Protected Trust
approved a proposal to liquidate the BlackRock Fundamental Growth
Principal Protected Fund on or about November 13, 2009.

Deloitte & Touche, LLP
Princeton, New Jersey
October 27, 2009

Important Tax Information (Unaudited)
The following information is provided with respect to the distributions paid during the fiscal year ended August 31, 2009:
		Fundamental Growth
	Payable Date	Principal Protected	Global Growth
Qualified Dividend Income for Individuals†	12/12/2008	—	100.00%
Dividends Qualifying for the Dividend Received Deduction for Corporations†	12/12/2008	—	100.00%
Long-Term Capital Gain Per Share	12/12/2008	$0.344043	—
† Expressed as a percentage of the ordinary income distributions

ANNUAL REPORT AUGUST 31, 2009 39

Portfolio Information Master Focus Growth LLC

As of August 31, 2009
Percent of
Long-Term
Ten Largest Holdings	Investments
Apple, Inc.	6%
Google, Inc., Class A	5
The Coca-Cola Co.	4
QUALCOMM, Inc.	4
Danaher Corp.	4
Microsoft Corp.	4
Celgene Corp.	4
Wal-Mart Stores, Inc.	4
Cummins, Inc.	4
UnitedHealth Group, Inc.	3

Percent of
Long-Term
Industry Representation	Investments
Biotechnology	9%
Machinery	8
Computers & Peripherals	8
Software	8
Communications Equipment	8
Semiconductors & Semiconductor Equipment	6
Pharmaceuticals	5
Internet Software & Services	5
Beverages	4
Oil, Gas & Consumable Fuels	4
Food & Staples Retailing	4
Health Care Providers & Services	4
Airlines	3
Metals & Mining	3
Multiline Retail	3
Media	3
Personal Products	3
Insurance	3
Internet & Catalog Retail	2
Health Care Equipment & Supplies	2
Specialty Retail	2
Diversified Financial Services	2
Energy Equipment & Services	1
For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

40 ANNUAL REPORT AUGUST 31, 2009

Schedule of Investments August 31, 2009 Master Focus Growth LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 3.1%
Delta Air Lines, Inc. (a)	216,700	$ 1,564,574
Beverages — 4.4%
The Coca-Cola Co.	44,500	2,170,265
Biotechnology — 8.5%
Amgen, Inc. (a)	22,300	1,332,202
Celgene Corp. (a)	35,600	1,857,252
Genzyme Corp. (a)	18,800	1,047,348
		4,236,802
Communications Equipment — 7.5%
Cisco Systems, Inc. (a)	73,250	1,582,200
QUALCOMM, Inc.	46,550	2,160,851
		3,743,051
Computers & Peripherals — 7.8%
Apple, Inc. (a)	18,300	3,078,243
Seagate Technology	56,700	785,295
		3,863,538
Diversified Financial Services — 1.9%
CME Group, Inc.	3,250	945,880
Energy Equipment & Services — 1.4%
Transocean Ltd. (a)	9,350	709,104
Food & Staples Retailing — 3.6%
Wal-Mart Stores, Inc.	35,500	1,805,885
Health Care Equipment & Supplies — 2.2%
Boston Scientific Corp. (a)	93,450	1,098,037
Health Care Providers & Services — 3.5%
UnitedHealth Group, Inc.	59,800	1,674,400
Insurance — 2.6%
MetLife, Inc.	34,000	1,283,840
Internet & Catalog Retail — 2.4%
Amazon.com, Inc. (a)	14,650	1,189,433
Internet Software & Services — 4.9%
Google, Inc., Class A (a)	5,300	2,446,851
Machinery — 7.9%
Cummins, Inc.	39,250	1,778,810
Danaher Corp.	35,300	2,143,063
		3,921,873
Media — 2.8%
CBS Corp., Class B	135,300	1,400,355
Metals & Mining — 3.1%
Agnico-Eagle Mines Ltd.	13,650	783,510
Freeport-McMoRan Copper & Gold, Inc., Class B	12,050	758,909
		1,542,419
Multiline Retail — 3.0%
JCPenney Co., Inc.	49,050	1,473,462
Oil, Gas & Consumable Fuels — 4.1%
PetroHawk Energy Corp. (a)	49,800	1,072,194
Petroleo Brasileiro SA — ADR	24,400	967,216
		2,039,410
Personal Products — 2.7%
Avon Products, Inc.	42,800	1,364,036
Pharmaceuticals — 5.0%
Abbott Laboratories	24,100	1,090,043
Teva Pharmaceutical Industries Ltd. — ADR	27,100	1,395,650
		2,485,693

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 5.5%
Lam Research Corp. (a)	46,150 $	1,416,805
PMC-Sierra, Inc. (a)	148,000	1,343,840
		2,760,645
Software — 7.8%
Check Point Software Technologies Ltd. (a)	35,400	986,598
Microsoft Corp.	81,000	1,996,650
Salesforce.com, Inc. (a)	17,350	899,945
		3,883,193
Specialty Retail — 2.0%
Home Depot, Inc.	37,000	1,009,730
Total Long-Term Investments
(Cost — $43,784,997) — 97.7%		48,612,476
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.22% (b)(c)	1,155,896	1,155,896
Total Short-Term Securities
(Cost — $1,155,896) — 2.3%		1,155,896
Total Investments (Cost — $44,940,893*) — 100.0%		49,768,372
Other Assets Less Liabilities — 0.0%		14,097
Net Assets — 100.0%	$ 49,782,469
* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 45,087,201
Gross unrealized appreciation	$ 6,285,596
Gross unrealized depreciation		(1,604,425)
Net unrealized appreciation	$ 4,681,171
(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Master LLC, for pur-
poses of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund	1,115,896	$ 1,439
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(1,532,501)	$ 8,852
(c) Represents the current yield as of report date.
• For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classification for reporting ease.
•Portfolio Abbreviations:
ADR American Depositary Receipt

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 41

Schedule of Investments (concluded) Master Focus Growth LLC

•	Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identi-
cal or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Master LLC’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2009 in determin-
ing the fair valuation of the Master LLC’s investments:
Investments in
	Valuation Inputs	Securities
Assets
Level 1:
	Long-Term Investments[1]	$ 48,612,476
	Short-Term Securities	1,155,896
	Total Level 1	49,768,372
	Level 2	—
	Level 3	—
	Total	$ 49,768,372
[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

42 ANNUAL REPORT AUGUST 31, 2009

Statement of Assets and Liabilities	Master Focus Growth LLC
August 31, 2009
Assets
Investments at value — unaffiliated (cost — $43,784,997)	$ 48,612,476
Investments at value — affiliated (cost — $1,155,896)	1,155,896
Investments sold receivable	187,070
Dividends receivable	48,730
Prepaid expenses	1,176
Other assets	861
Total assets	50,006,209
Liabilities
Investments purchased payable	86,375
Withdrawals payable to the investor	78,376
Investment advisory fees payable	16,913
Officer payable	3,380
Other affiliates payable	154
Other accrued expenses payable	38,542
Total liabilities	223,740
Net Assets	$ 49,782,469
Net Assets Consist of
Investor’s capital	$ 44,954,990
Net unrealized appreciation/depreciation	4,827,479
Net Assets	$ 49,782,469

See Notes to Financial Statements.

ANNUAL REPORT AUGUST 31, 2009 43

Statement of Operations	Master Focus Growth LLC
Year Ended August 31, 2009
Investment Income
Dividends	$ 423,262
Foreign taxes withheld	(3,402)
Income — affiliated	10,410
Total income	430,270
Expenses
Investment advisory	270,498
Accounting services	71,643
Professional	54,001
Custodian	28,646
Officer and Directors	17,837
Printing	3,470
Miscellaneous	9,077
Total expenses	455,172
Less fees waived by advisor	(90,397)
Less fees paid indirectly	(960)
Total expenses after fees waived and paid indirectly	363,815
Net investment income	66,455
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(20,952,279)
Litigation proceeds	6,981,952
Options written	644,273
(13,326,054)
Net change in unrealized appreciation/depreciation on:
Investments	2,230,417
Options written	71,268
2,301,685
Total realized and unrealized loss	(11,024,369)
Net Decrease in Net Assets Resulting from Operations	$ (10,957,914)

See Notes to Financial Statements.

44 ANNUAL REPORT AUGUST 31, 2009

Statements of Changes in Net Assets					Master Focus Growth LLC
					Period
					December 1,
			Year Ended		2007 to	Year Ended
			August 31,		August 31,	November 30,
Increase (Decrease) in Net Assets:			2009		2008	2007
Operations
Net investment income (loss)			$ 66,455	$ (33,930)		$ (146,539)
Net realized gain (loss)			(13,326,054)		4,024,628	11,849,641
Net change in unrealized appreciation/depreciation			2,301,685		(8,896,208)	5,330,432
Net increase (decrease) in net assets resulting from operations			(10,957,914)		(4,905,510)	17,033,534
Capital Transactions
Proceeds from contributions			12,345,155		19,435,098	7,647,533
Fair value of withdrawals			(16,822,060)		(24,398,685)	(26,555,437)
Net decrease in net assets derived from capital transactions			(4,476,905)		(4,963,587)	(18,907,904)
Net Assets
Total decrease in net assets			(15,434,819)		(9,869,097)	(1,874,370)
Beginning of period			65,217,288		75,086,385	76,960,755
End of period			$ 49,782,469	$ 65,217,288		$ 75,086,385
Financial Highlights					Master Focus Growth LLC
		Period
		December 1,
	Year Ended	2007 to
	August 31,	August 31,		Year Ended November 30,
	2009	2008	2007	2006	2005	2004
Total Investment Return
Total investment return	(15.36)%[1]	(6.55)%[2]	26.17%	11.40%	11.30%	6.07%
Ratios to Average Net Assets
Total expenses	1.01%	0.87%[3]	0.82%	0.79%	0.75%	0.73%
Total expenses after fees waived and paid indirectly	0.81%	0.67%[3]	0.62%	0.59%	0.63%	0.71%
Net investment income (loss)	0.15%	(0.07)%[3]	(0.20)%	0.30%	0.07%	0.17%
Supplemental Data
Net assets, end of period (000)	$ 49,782 $	65,217 $	75,086	$ 76,961	$ 99,197	$ 143,964
Portfolio turnover	185%	105%	145%	117%	143%	183%
[1] Includes proceeds received from a settlement of litigation which impacted the Master LLC’s total return. Not including these proceeds the Master LLC’s total return would have been (27.33)%
[2] Aggregate total investment return.
[3] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT			AUGUST 31, 2009			45

Notes to Financial Statements Master Focus Growth LLC

1. Organization and Significant Accounting Policies:

Master Focus Growth LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940 (the “1940 Act”), as amended, and is organized as a Delaware limited liability corporation. The Limited
Liability Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.
The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC.

Valuation of Investments: Equity investments traded on a recognized secu-
rities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value each business day. The Master LLC values its investments in Cash Sweep Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorpo-
rates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Master
LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Master LLC either delivers collateral or segregates assets in connection with certain investments (e.g., options written), the
Master LLC will, consistent with SEC and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master LLC may also be required to deliver or deposit securities as collateral for certain investments (e.g., options written). As part of these agreements, when the value of these investments achieves a previously agreed upon value
(minimum transfer amount), the Master LLC may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subse-
quently recorded when the Funds have determined the ex-dividend date.
Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unreal-
ized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter
M of the Internal Revenue Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Master LLC is disregarded for tax purposes, therefore it is not required to file income tax returns.

Recent Accounting Pronouncement: In June 2009, Statement of Finan-
cial Accounting Standards No. 166, “Accounting for Transfers of Financial
Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets;
the effects of a transfer on its financial position, financial performance,

46 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (continued) Master Focus Growth LLC and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15,
2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro-
rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to economically hedge, or protect, its exposure to equity risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the con-
tract. The Master LLC may mitigate counterparty risk through master net-
ting agreements included within an International Swap and Derivatives
Association, Inc. (“ISDA”) Master Agreement between the Master LLC and its counterparties. The ISDA Master Agreement allows the Master
LLC to offset with its counterparty certain derivative financial instruments’
payables and/or receivables with collateral held. The amount of collat-
eral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the
Master LLC from its counterparties are not fully collateralized contractually or otherwise, the Master LLC bears the risk of loss from counterparty non-
performance. See Note 1 “Segregation and Collateralization” for informa-
tion with respect to collateral practices.

The Master LLC’s maximum risk of loss from counterparty credit risk on over-
the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Master LLC. For over-
the-counter purchased options, the Master LLC bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Master LLC do not give rise to counterparty credit risk, as written options obligate the Master LLC to perform and not the counterparty. Certain ISDA
Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Master LLC’s net assets decline by a stated percentage or a Master LLC fails to meet the terms of its ISDA Master Agreements, which would cause the Master LLC to accelerate payment of any net liability owed to the counterparty. Counter-
party risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Options: The Master LLC may purchase and write call and put options to increase or decrease its exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation)
to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exer-
cise price at any time or at a specified time during the option period.
When the Master LLC purchases (writes) an option, an amount equal to the premium paid (received) by the Master LLC is reflected as an asset
(liability) and an equivalent liability (asset). The amount of the asset (lia-
bility) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master LLC enters into a closing transaction), the Master LLC realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).
When the Master LLC writes a call option, such option is “covered” mean-
ing that the Master LLC holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Master LLC writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master LLC bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master LLC may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the
Master LLC purchasing an instrument at a price different from the current market value. The Master LLC may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade.

Master Focus Growth LLC
Derivatives Not Accounted for as Hedging Instruments under Financial
Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”
The Effect of Derivative Instruments on the Statement of Operations
Year Ended August 31, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

Option
Contracts
Equity contracts	$ 657,288
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Option
Contracts
Equity contracts	$ 71,268

ANNUAL REPORT AUGUST 31, 2009 47

Notes to Financial Statements (continued) Master Focus Growth LLC

3. Investment Advisory Agreement and Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Master LLC under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of
Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master
LLC. For such services, the Master LLC pays a monthly fee at an annual rate of 0.60% of the average daily value of the Master LLC’s net assets.
The Manager has agreed to contractually waive the administration fees of BlackRock Focus Growth Fund, Inc. (the “Fund”) and the investment advisory fees of the Master LLC, as necessary to reduce the sum of the administration fee and investment advisory fee (as a percentage of the average daily net assets of the Master LLC) from 0.85% to 0.65%, and also to waive the fees and/or reimburse direct expenses of the Fund and/or Master LLC to the extent necessary to limit the ordinary annual operating expenses of the Fund (after accounting for the waiver described above), excluding class-specific distribution and account maintenance fees, to 2.00% of the average daily net assets of the Fund for the annual period, so long as the sum of the fees waived and the expenses reim-
bursed by the Manager do not exceed the amount of fees actually due to the Manager under both the Master LLC’s investment advisory Agreement and the Fund’s administration agreement. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Master LLC to the Manager.

For the year ended August 31, 2009, the Master LLC reimbursed the
Manager $909 for certain accounting services, which is included in accounting services in the Statement of Operations

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”),
a wholly owned subsidiary of Merrill Lynch, or its affiliates received $2,999 in commissions on the execution of portfolio security transactions for the
Master LLC (for the period September 1, 2008 to December 31, 2008, after which time MLPF&S was no longer considered an affiliate).

Certain officers and/or directors of the Master LLC are officers and/or direc-
tors of BlackRock or its affiliates. The Master LLC reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2009 were $86,635,143 and $83,785,103, respectively.

Transactions in call options written for the year ended August 31, 2009 were as follows:

		Premiums
	Contracts	Received
Outstanding call options written, beginning
of year	1,807	$ 335,744
Options written	2,898	437,359
Options exercised	(305)	(43,252)
Options expired	(1,200)	(232,420)
Options closed	(3,200)	(497,431)
Outstanding call options written, end of year	—	—
Transactions in put options written for the year ended August 31, 2009 were as follows:
		Premiums
	Contracts	Received
Outstanding put options written, beginning
of year	—	—
Options written	24	$ 30,970
Options closed	(24)	(30,970)
Outstanding put options written, end of year	—	—
The Master LLC received proceeds from a settlement of litigation where the Master LLC was able to recover a portion of investment losses previ-
ously realized by the Master LLC. This amount is shown as litigation pro-
ceeds in the Statement of Operations.

5. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may bor-
row up to the maximum amount allowable under the Master LLC’s current
Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Master LLC paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Master LLC pays a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one month
LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the

48 ANNUAL REPORT AUGUST 31, 2009

Notes to Financial Statements (concluded) Master Focus Growth LLC

CDX Index (as defined in the credit agreement) in effect from time to time. The Master LLC did not borrow under the credit agreement during the year ended August 31, 2009.

6. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global politi-
cal, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLC’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the
Master LLC’s Statement of Assets and Liabilities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Master LLC through October 27, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT AUGUST 31, 2009 49

Master LLC Report of Independent Registered Public Accounting Firm

To the Investor and Board of Directors of Master Focus
Growth Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Master Focus Growth LLC (the
“Master LLC”), as of August 31, 2009 and the related statements of oper-
ations for the year then ended, the period December 1, 2007 to August 31,
2008 and the year ended November 30, 2007, the statements of changes in net assets for the year then ended, the period December 1, 2007 to
August 31, 2008 and the year ended November 30, 2007, and the finan-
cial highlights for the respective periods presented. These financial state-
ments and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over finan-
cial reporting as a basis for designing audit procedures that are appropri-
ate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluat-
ing the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2009, by correspon-
dence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Master Focus Growth LLC as of August 31, 2009, the results of its opera-
tions for the year then ended, the period December 1, 2007 to August 31,
2008 and the year ended November 30, 2007, and the financial high-
lights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
Princeton, New Jersey
October 27, 2009

50 ANNUAL REPORT AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of Master Focus Growth LLC (the “Master LLC”),
the Board of Directors of BlackRock Global Growth Fund, Inc. (the “Global
Growth Fund”) and the Board of Trustees of BlackRock Fundamental Growth
Principal Protected Fund (the “Fundamental Growth Principal Protected
Fund”), a series of BlackRock Principal Protected Trust (the “Trust”), met
on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the funds’ investment advisory agreements (each, an “Advisory Agreement,”
and collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC
(the “Manager”), each fund’s investment advisor. The Board of Directors of the Master LLC, the Board of Directors of the Global Growth Fund and the
Board of Trustees of the Fundamental Growth Principal Protected Fund
also considered the approval of the sub-advisory agreements (each, a
“Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”)
between the Manager and BlackRock Investment Management, LLC (the
“Sub-Advisor”) with respect to the funds. BlackRock Focus Growth Fund,
Inc. (the “Focus Growth Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Directors
of the Focus Growth Fund also considered the approval of the Advisory
Agreement and the Sub-Advisory Agreement with respect to the Master LLC.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” The Global Growth Fund, the Fundamental
Growth Principal Protected Fund and the Trust are referred to herein as the “Funds,” and each a “Fund.” For simplicity, the Board of Directors of the Master LLC, the Board of Directors of the Focus Growth Fund and
the Board of Directors/Trustees of each Fund are referred to herein col-
lectively as the “Board,” and the members of which are referred to herein as “Board Members.”

Activities and Composition of the Board

The Board consisted of fifteen individuals, twelve of whom were not “inter-
ested persons” of each Fund, the Focus Growth Fund or the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940
Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of each Fund, the Focus Growth Fund or the
Master LLC, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent
Board Member. The Board has established five standing committees: an
Audit Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive Com-
mittee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee,
which each have one interested Board Member) and is chaired by
Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continua-
tion of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund, the Focus Growth Fund and the Master
LLC by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund, the Focus Growth Fund, the Master LLC and their shareholders. Among the matters the Board con-
sidered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund, the
Focus Growth Fund and/or the Master LLC for services, such as transfer agency, marketing and distribution, call center and fund accounting;
(c) the Funds, the Focus Growth Fund and/or the Master LLC operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s, the Focus Growth Fund’s and the Master LLC’s investment objectives, policies and restrictions, (e) each Fund’s, the Focus Growth
Fund’s and the Master LLC’s compliance with each of their respective
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting poli-
cies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of each Fund’s, the
Focus Growth Fund’s and the Master LLC’s valuation and liquidity proce-
dures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Fund’s and Focus Growth Fund’s fees and expenses, and the investment performance of each Fund and the
Focus Growth Fund as compared with a peer group of funds as deter-
mined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund, the Focus Growth Fund and/or the Master LLC to BlackRock; (f) sales and redemption data regarding

ANNUAL REPORT AUGUST 31, 2009 51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

each Fund’s and the Focus Growth Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Board of Directors of the Master LLC and the Board of Directors/Trustees of each Fund, includ-
ing the Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreements between the Manager and each of (a) the
Master LLC and (b) each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each of (a) the Master
LLC and (b) each Fund, each for a one-year term ending June 30, 2010.
The Board of Directors of the Focus Growth Fund, including the Independent
Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory.
The Board considered all factors it believed relevant with respect to each
Fund, the Focus Growth Fund and the Master LLC, as applicable, includ-
ing, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund, the
Focus Growth Fund, the Master LLC and BlackRock portfolio management;
(c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with each Fund, the Focus Growth Fund and the Master LLC; (d) economies of scale; and
(e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of portfolio holdings of each Fund or the Master LLC, as applicable, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund, the Focus
Growth Fund and the Master LLC and advice from independent legal coun-
sel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund, the Focus Growth
Fund and the Master LLC. Throughout the year, the Board compared each
Fund’s and the Focus Growth Fund’s performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior man-
agement personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s or the Master LLC’s portfolio management team discussing each Fund’s or the Master LLC’s performance and each Fund’s or the
Master LLC’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s or the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabil-
ities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s or the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each
Fund, the Focus Growth Fund and the Master LLC. BlackRock and its affili-
ates and significant shareholders provide each Fund, the Focus Growth
Fund and the Master LLC with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Funds, the Focus Growth Fund and the Master LLC by third parties)
and officers and other personnel as are necessary for the operations of each Fund, the Focus Growth Fund and the Master LLC. In addition to investment advisory services, BlackRock and its affiliates provide each
Fund, the Focus Growth Fund and the Master LLC with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coordi-
nating the activities of other service providers; (iv) organizing Board meet-
ings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, the Focus Growth
Fund and the Master LLC, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and com-
pliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, the Focus Growth Fund, the
Master LLC and BlackRock: The Board, including the Independent Board
Members, also reviewed and considered the performance history of each
Fund, the Focus Growth Fund and the Master LLC. In preparation for the
May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each
Fund’s and the Focus Growth Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund and the
Focus Growth Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s and the
Focus Growth Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds.
The Board regularly reviews the performance of each Fund, the Focus

52 ANNUAL REPORT AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Growth Fund and the Master LLC throughout the year. The Board attaches more importance to performance over relatively long periods of time, typi-
cally three to five years.

The Board noted that the Focus Growth Fund ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Global Growth Fund ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Fundamental Growth Principal Protected Fund ranked in the first, first and second quartiles against its Lipper Performance
Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with each Fund, the Focus Growth Fund and the Master LLC:
The Board, including the Independent Board Members, reviewed each
Fund’s and the Master LLC’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Fund’s and the Focus Growth Fund’s total expenses, as well as actual manage-
ment fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund and the Master LLC. The Board was also provided with a prof-
itability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund, the Focus
Growth Fund and the Master LLC. The Board reviewed BlackRock’s prof-
itability with respect to each Fund and the Master LLC and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limi-
tations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors includ-
ing, among other things, fee waivers and expense reimbursements by the
Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating mar-
gin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund, the Focus Growth Fund and the Master LLC by BlackRock,
and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund, the Focus Growth Fund, the Master LLC and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund, the Focus Growth Fund and the
Master LLC. The Board also considered whether BlackRock has the finan-
cial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Focus Growth Fund’s/Master LLC’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Focus Growth Fund’s Peers. The Board also noted that
BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Focus Growth Fund’s total net expenses on a class-by-
class basis, as applicable. The Board further noted that BlackRock has contractually agreed to waive or reimburse management fees for the
Master LLC.

The Board noted that the Global Growth Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Global Growth Fund’s Peers. The Board also noted that the
Global Growth Fund has an advisory fee arrangement that includes break-
points that adjust the fee rate downward as the size of the Global Growth
Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

The Board noted that the Fundamental Growth Principal Protected Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fundamental Growth Principal
Protected Fund’s Peers. The Board also noted that BlackRock has contrac-
tually agreed to waive fees or reimburse expenses in order to limit the
Fundamental Growth Principal Protected Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund, the Focus Growth Fund and the
Master LLC increase and whether there should be changes in the advisory fee rate or structure in order to enable each Fund, the Focus Growth Fund and the Master LLC to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets

ANNUAL REPORT AUGUST 31, 2009 53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

of each Fund or the Master LLC. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-
out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with each Fund, the Focus Growth Fund and the Master LLC, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, the Focus Growth Fund and the Master LLC, including for administrative, transfer agency and distribution services. The
Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Board received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board of Directors of the Master LLC and the Board of Directors/
Trustees of each Fund, including the Independent Board Members, unani-
mously approved the continuation of the Advisory Agreements between the Manager and each of (a) the Master LLC and (b) each Fund for a one-year term ending June 30, 2010, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each of (a) the
Master LLC and (b) each Fund for a one-year term ending June 30, 2010.
Based upon its evaluation of all these factors in their totality, the Board of
Directors of the Master LLC and the Board of Directors/Trustees of each
Fund, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master LLC, each Fund and their shareholders. The Board of Directors of the Focus Growth Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the
Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed dif-
ferent weights to the various factors considered. The Independent Board
Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each
Fund, the Focus Growth Fund and the Master LLC reflect the results of several years of review by the Board Members and predecessor Board
Members, and discussions between such Board Members (and predeces-
sor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their considera-
tion of these arrangements in prior years.

54 ANNUAL REPORT AUGUST 31, 2009

Officers and Directors
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	35 RICs consisting of	ACE Limited
40 East 52nd Street	Board, Director	2007	Corporation (energy and steel business) from 1991 to 2001.	101 Portfolios	(insurance company);
New York, NY 10022	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	35 RICs consisting of	Watson
40 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	101 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Director and		Parkinson’s Research since 2000; Director of BTG International
1941	Member of the		Plc (a global technology commercialization company) from
	Audit Committee		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	35 RICs consisting of	None
40 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	101 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	35 RICs consisting of	None
40 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member of	101 Portfolios
New York, NY 10022			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	35 RICs consisting of	Knology, Inc. (tele-
40 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	101 Portfolios	communications);
New York, NY 10022			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Honorable	Director	Since	Partner and Head of International Practice, Covington and	35 RICs consisting of	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	Burling (law firm) since 2001; International Advisory Board	101 Portfolios	communications);
40 East 52nd Street			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10022			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corporation
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	35 RICs consisting of	None
40 East 52nd Street		2005		101 Portfolios
New York, NY 10022
1957
John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003;	35 RICs consisting of	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003;	101 Portfolios	(chemicals); LKQ
New York, NY 10022			Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		Corporation (auto
1943			(energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	35 RICs consisting of	None
40 East 52nd Street		2002	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	101 Portfolios
New York, NY 10022			since 2000; Director of ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute, (non-profit), 2008; President, American
Bar Association from 1995 to 1996.

ANNUAL REPORT AUGUST 31, 2009 55

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	35 RICs consisting of	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources	101 Portfolios
New York, NY 10022			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	35 RICs consisting of	Bowne & Co., Inc.
40 East 52nd Street	and Member	2007	of Business Administration since 1995.	101 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha,
1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien,
2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	173 RICs consisting of	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	283 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005;
Chairman, SSR Realty from 2000 to 2004.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	35 RICs consisting of	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	101 Portfolios
New York, NY 10022			since 1988 and Chairman of the Executive and Management
1952			Committees; Managing Director, The First Boston Corporation,
Member of its Management Committee, Co-head of its Taxable
Fixed Income Division and Head of its Mortgage and Real Estate
Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York
University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board
Governance, and the Committee on Trustees; Co-Chairman of
the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	173 RICs consisting of	None
40 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	283 Portfolios
New York, NY 10022			Administrative Officer,BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

56 ANNUAL REPORT AUGUST 31, 2009

Officers and Directors (concluded)
Position(s)
Held with
Name, Address	Funds/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	and Chief	2009	Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of
New York, NY 10022	Executive		BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Jeffrey Holland, CFA	Vice	Since	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009;
40 East 52nd Street	President	2009	Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009;
New York, NY 10022			Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003;
40 East 52nd Street	President	2009	Director from 2001 to 2003; Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and
New York, NY 10022			Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.
1958
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10022			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.)
40 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds/Master LLC serve at the pleasure of the Board of Directors.
Further information about the Funds’/Master LLC’s Officers and Directors is available in the Funds’/Master LLC’s Statement of Additional Information,
which can be obtained without charge by calling (800) 441-7762
Investment Advisor	Custodians		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC	Brown Brothers Harriman & Co.[2] PNC Global Investment			State Street Bank	Public Accounting Firm	Willkie Farr & Gallagher LLP
Wilmington, DE 19809	Boston, MA 02109		Servicing (U.S.) Inc.	and Trust Company	Deloitte & Touche LLP	New York, NY 10019
			Wilmington, DE 19809	Princeton, NJ 08540	Princeton, NJ 08540
Sub-Advisor	State Street Bank and
BlackRock Investment	Trust Company[3]				Distributor	Address of the Funds
Management, LLC	Boston, MA 02101				BlackRock	100 Bellevue Parkway
Plainsboro, NJ 08536					Investments, LLC	Wilmington, DE 19809
The Bank of New York Mellon[4]
New York, NY 10022
New York, NY 10286
[2] For BlackRock Fundamental Growth Principal Protected Fund.
[3] For BlackRock Global Growth Fund, Inc.
[4] For BlackRock Focus Growth Fund, Inc.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Funds and Master LLC retired. The Funds’ and
Master LLC’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Funds and Master LLC, and Jeffrey
Holland and Brian Schmidt became Vice Presidents of the Funds and Master LLC.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Funds and Master LLC. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Funds.

ANNUAL REPORT AUGUST 31, 2009 57

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended
December 31 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices.
You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

58 ANNUAL REPORT AUGUST 31, 2009

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT AUGUST 31, 2009 59

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the
Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Fundamental
Growth Principal	$24,500	$24,300	$0	$0	$6,100	$8,628	$1,028	$1,049
Protected Fund of
BlackRock Principal
Protected Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Fundamental
Growth Principal Protected
Fund of BlackRock Principal	$414,628	$414,677
Protected Trust

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected
Trust

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Date: October 22, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal
Protected Trust

Date: October 22, 2009